Exhibit 10.19
Amended and Restated
Patent Access Agreement
among
Sucampo AG,
Sucampo Pharmaceuticals, Inc., Sucampo Pharma Europe, Ltd.
and Sucampo Pharma, Ltd.
June 30, 2006

Exhibit A	Licensed Patents

Exhibit B	Declaration of Licensed Rights

Schedule 3.1	Pre-Paid Milestone Payments

ii

AMENDED AND RESTATED
PATENT ACCESS AGREEMENT
THIS AMENDED AND RESTATED PATENT ACCESS AGREEMENT (“Agreement”) is made as of June 30, 2006 by and among (1) Sucampo AG, a corporation organized and existing under the laws of Switzerland and having its principal office at Graben 5, CH-6300 Zug, Switzerland (“SAG”), (2) Sucampo Pharmaceuticals, Inc., a corporation organized and existing under the laws of the state of Delaware, U.S.A. and having its principal office at 4733 Bethesda Avenue, Suite 450, Bethesda, Maryland 20814, U.S.A., (“SPI”), (3) Sucampo Pharma, Ltd., a corporation organized and existing under the laws of Japan and having its principal office at 2-2-16 Sonezakishinchi, Kita-Ku, Osaka, Japan 530-0002 (“SPL”), and (4) Sucampo Pharma Europe, Ltd., a corporation organized and existing under the laws of the United Kingdom and having its principal office 78 Cannon Street, London, EC4N6NQ, U.K. (“SPE”) (each referred to herein as a “party” and collectively as the “parties”).
RECITALS:
     A. SAG owns all right, title and interest in and to certain patent rights, know-how, and trade secrets related to certain pharmaceutical compounds, and desires to license to SPI, SPE and SPL (each, an “Operating Company”) the exclusive rights under patented technology and know-how, to develop and commercialize such compounds in such parties’ respective territories.
     B. SPI is an Affiliate of SAG, and as of the Effective Time (as defined below) each of SPE and SPL will be wholly owned subsidiaries of SPI.
     C. The parties on July 30, 2002 entered in to a certain Patent Access and Data Sharing Agreement, amended by Addenda dated December 12, 2002, December 18, 2002, March 5, 2003 and August 31, 2003, amended and restated on February 9, 2004 and further amended on April 27, 2005 (the “Original Patent Access Agreement”), whereby SAG licensed certain of its patented technology and know-how to each of the Operating Companies on an exclusive basis in their respective Territories.
     D. On November 30, 2000, SPI and SAG entered into a certain License Agreement, amended June 1, 2001 (the “8811 License Agreement”), whereby SAG licensed its patented technology and know-how related to certain compounds, including the 8811compound, to SPI on an exclusive basis in North and South America.
     E. On October 20, 2004, SPI and SAG entered into a certain License Agreement (the “0211 License Agreement”) whereby SAG licensed its patented technology and know-how related to the 0211 compound to SPI on an exclusive basis in its Territory.
     F. On February 21, 2006, SPI and SAG entered into a certain License Agreement (the “017 License Agreement”) whereby SAG licensed its patented technology and know-how related to the 017 compound to SPI on an exclusive basis in its Territory.
     G. The parties now wish to further amend and restate the Original Patent Access Agreement and additionally to supercede thereby the 8811 License Agreement, the 0211 License

Agreement and the 017 License Agreement (such agreements, together with the Original Patent Access Agreement, the “Original Agreements”).
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1 — DEFINITIONS
     As used herein, the following definitions and terms shall have the designated meanings:
     Section 1.1 “Affiliate” means, with respect to a party, any Person which directly or indirectly controls, is controlled by, or is under common control with such Party. For purposes of this definition only, a Person shall be deemed to “control” another Person if (i) it owns, directly or indirectly, at least fifty percent (50%) of the issued and outstanding voting securities, capital stock, or other comparable equity or ownership interest of such other Person, or (ii) it has the de facto ability to control or direct the management of such other Person. If the laws of the jurisdiction in which such Person operates prohibit ownership by a Person of fifty percent (50%) or more, “control” shall be deemed to exist at the maximum level of ownership allowed by such jurisdiction, provided, however, that there is a de facto ability to direct or control its management.
     Section 1.2 “Bankruptcy” means, with respect to SAG, a bankruptcy, composition (“Nachlassverfahren”) or any other enforcement action in accordance with the Swiss Federal Code on Debt Collection and Bankruptcy of April 11, 1889, as amended from time to time.
     Section 1.3 “Commercially Reasonable Efforts” means, with respect to a Selection Pool Compound, the carrying out of development activities in a diligent and expeditious manner using efforts and resources that pharmaceutical companies of similar market position typically devote to their own compounds or products of similar market potential.
     Section 1.4 “Competing Product” means any pharmaceutical product (i) any mode of action of which is substantially the same as the primary mode of action of any Original Compound or Selection Pool Compound or (ii) that is approved for (or under pre-clinical or clinical development for) an indication which is the same as (or a subset of) an indication for which a Licensed Product is approved or under pre-clinical or clinical development.
     Section 1.5 “Confidential Information” means all information (including, without limitation, Regulatory Data and Information, as defined below) provided to a party by another party, whether oral, in writing or otherwise, including, without limitation, any information on the research, development, markets, customers, suppliers, patent applications, inventions, products, procedures, designs, formulas, business plans, financial projections, organizations, employees, consultants or any other similar aspects of a party’s present or future business.
     Section 1.6 “Development Affiliate” means an Affiliate of SAG, other than an Operating Company, engaged in the discovery and/or development of prostone compounds.
     Section 1.7 “Development Cost” means the out-of-pocket costs and internal costs incurred in connection with non-clinical and clinical development of a compound. Internal costs shall be determined by the FTE Rate multiplied by the number of FTEs. Out-of-pocket costs

2

shall mean external third party costs incurred by a party (or for its account by a contract research organization (“CRO”)), including, without limitation, clinical trial expenses such as investigator payments, CRO management fees, registration fees, third party monitoring costs and comparator drugs.
     Section 1.8 “Effective Time” means the closing of the initial public offering of common stock of SPI pursuant to an effective registration statement under the Securities Act of 1933, as amended.
     Section 1.9 “Expiration” or “Expired” means with respect to a particular patent, the patent’s expiration, abandonment; cancellation, disclaimer, award to another party other than SAG in an interference proceeding, or declaration of invalidity or unenforceability of all claims thereof by a court or other authority of competent jurisdiction (including a re-examination or reissue proceeding) from which no further appeal has or can be taken. References to an “Unexpired” patent shall mean a patent that has not Expired.
     Section 1.10 “Founders” and “Founder” mean Dr. Ryuji Ueno and Dr. Sachiko Kuno, together and separately, as the case may be.
     Section 1.11 “FTE” means a full time equivalent person year of professional scientific and/or technical work or managerial work to the extent working on or directly involved in the development of a compound.
     Section 1.12 “FTE Rate” means (i) with respect to activities of FTEs based in the SPL Territory, Thirty Four Million Five Hundred Thousand Yen (¥34,500,000) for the first full calendar year of the Agreement, subject to an annual increase at the beginning of each calendar year thereafter by the percentage increase, if any, in the Japanese Consumer Price Index, using index base 2000=100 (“JCPI”), as published by the Statistics Bureau of the Ministry of Internal Affairs and Communications for the calendar month most recently preceding such calendar year over the JCPI for the same calendar month in the immediately preceding calendar year, (ii) with respect to activities of FTEs based in the SPE Territory, Two Hundred Fifty Thousand Euros (€250,000) for the first full calendar year of the Agreement, subject to an annual increase at the beginning of each calendar year thereafter by the percentage increase, if any, in the European Index of Consumer Prices for All Items, using index base 2005=100 (“EICP”), as published by the European Commission for the calendar month most recently preceding such calendar year over the EICP for the same calendar month in the immediately preceding calendar year and (iii) with respect to activities of FTEs based in the SPI Territory, Three Hundred Thousand Dollars for the first full calendar year of the Agreement, subject to an annual increase at the beginning of each calendar year thereafter by the percentage increase, if any, in the Consumer Price Index for all Urban Consumers for all Items, using index base 1982-84=100 (“CPIU”), as published by the Bureau of Labor Statistics of the United States Department of Labor for the calendar month most recently preceding such calendar year over the CPIU for the same calendar month in the immediately preceding calendar year.
     Section 1.13 “Health Authority” means the United States Food & Drug Administration, the European Medicines Evaluation Agency, the Japanese Kouseiroudosho and any corresponding counterparts, as well as any successor entities thereto.

3

     Section 1.14 “Licensed Know-How” means the Original Know-How and the Selection Pool Know-How.
     Section 1.15 “Licensed Patents” means the Original Patents and the Selection Pool Patents, including without limitation, the issued patents, and patents arising out of the patent applications, listed on Exhibit A hereto.
     Section 1.16 “Licensed Product” means any human or veterinary pharmaceutical product (whether prescription or over-the-counter), the manufacture, use or sale of which is covered by a Licensed Patent or which uses or incorporates any of the Licensed Know-How that is substantial and confidential.
     Section 1.17 “Loss of Control Date” means the first date upon which (i) the Founders together beneficially own less than a majority of the voting power represented by SPI’s voting stock and (ii) neither Founder is a member of the Board of Directors of SPI. For purposes of this definition, “beneficial ownership” shall have the meaning given to that term in Section 13(d) of the Securities Exchange Act of 1934, as amended, and shares beneficially owned by either of the Founders individually shall be aggregated with shares beneficially owned by them together.
     Section 1.18 “Lubiprostone Product” means a pharmaceutical preparation for human use that contains the compound SPI-0211 as an active ingredient.
     Section 1.19 “Marketing Authorization Application” means a New Drug Application (“NDA”), as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated there under, a Marketing Authorization Application, as issued by the European Medicines Evaluation Agency, any counterpart authorization as issued by the Japanese Kouseiroudosho and any counterpart in any other country.
     Section 1.20 “Net Sales” of Licensed Products for a particular period by a particular Operating Company means the amount billed by an Operating Company and its Affiliates and their sublicensees to distributors and other third parties for the sale of Licensed Products in such Operating Company’s Territory (but not including sales between an Operating Company and its Affiliates), less cash discounts and/or quantity discounts allowed, credits for customers; returns and allowances; taxes, tariffs or duties levied, absorbed or directly imposed and properly allocable to sales of such products; shipping and insurance costs and other outbound transportation charges prepaid or allowed; uncollectible amounts; and amounts allowed or credited for chargebacks, retroactive price reductions or rebates; all as determined by the standard accounting practices of the Operating Company (or its Affiliate or Sublicensee, as applicable), which must be in conformity with Generally Accepted Accounting Principles, International Accounting Standards or any other standard accepted by the resident jurisdiction of the Operating Company (or its Affiliate or Sublicensee, as applicable). If an Operating Company (or its Affiliate or Sublicensee, as applicable) sells at a single price or rate a packaged combination of products, not all of which if sold individually would be Licensed Products, then “Net Sales” of Licensed Products with respect to such sales of packaged products shall equal the total sales price of the packaged combination multiplied by the ratio of the individual retail list price of the Licensed Products contained in the packaged combination to the sum of all individual retail list prices of every item in the packaged combination (if all of such items were

4

sold separately). If all such items are not sold separately, any item not sold separately shall have a price attributed to it by the Operating Company for purposes of this definition consistent with pricing of similar products or their functional equivalents by such Operating Company. Notwithstanding the foregoing, with respect to sales of Licensed Products by Takeda Pharmaceutical Company Limited (“Takeda”) as SPI’s Sublicensee, “Net Sales” shall mean Net Sales Revenue, as such term is defined in the Collaboration and License Agreement between SPI and Takeda dated as of October 29, 2004 (“Takeda Agreement”), for so long as the Takeda Agreement remains in effect.
     Section 1.21 “Operating Company” refers individually to SPL, SPE and SPI.
     Section 1.22 “Original Compound” means any of (i) SPI-0211, (ii) SPI-8811 or (iii) SPI-017, or any isomer, ester, salt, hydrate, solvate, homolog, conjugate or polymorph thereof.
     Section 1.23 “Original Know-How” means all technical information, data, trade secrets and know-how owned by or licensed (with the right of sublicense) to SAG on or before the Effective Time, or acquired, made, created, developed, conceived or reduced to practice by SAG (or a Development Affiliate of SAG) or any Operating Company during the term of this Agreement, relating to an Original Compound (including, without limitation, composition of matter, formulations, dosing regimens, synthesis and utility of an Original Compound) or necessary, used or useful for the development, manufacture or commercialization of an Original Compound.
     Section 1.24 “Original Patents” means all patents and patent applications or relevant portions thereof owned by or licensed (with a right of sublicense) to SAG on or before the Effective Time, or which derive from inventions that are acquired, made, created, developed, conceived or reduced to practice by SAG (or a Development Affiliate of SAG) or any Operating Company during the term of this Agreement, relating to an Original Compound (including, without limitation, composition of matter, formulations, dosing regimens, synthesis and utility of an Original Compound) or necessary, used or useful for the development, manufacture or commercialization of an Original Compound, and all reissues, continuations, continuations-in-part, extensions, reexaminations, and foreign counterparts thereof.
     Section 1.25 “Person” means any natural person, corporation, general partnership, limited partnership, joint venture, proprietorship or other business organization.
     Section 1.26 “Selection Pool Compound” means any prostone compound (or analog, prodrug, precursor or metabolite thereof) (i) derived, discovered or acquired by SAG on or before the Effective Time (other than the Original Compounds) or (ii) derived or discovered by any Operating Company during the Specified Period.
     Section 1.27 “Selection Pool Know-How” means all technical information, data, trade secrets and know-how (i) owned by or licensed (with the right of sublicense) to SAG on or before the Effective Time or (ii) acquired, made, created, developed, conceived or reduced to practice by SAG (or a Development Affiliate of SAG) during the term of this Agreement.

5

     Section 1.28 “Selection Pool Patents” means all patents and patent applications or relevant portions thereof (i) that are owned by or licensed (with the right of sublicense) to SAG on or before the Effective Time or (ii) which derive from inventions that are acquired, made, created, developed, conceived or reduced to practice by SAG (or a Development Affiliate of SAG) during the term of this Agreement, in each case relating to a Selection Pool Compound (including, without limitation, composition of matter, method of use, formulations, dosing regimens, synthesis and utility of a Selection Pool Compound) or necessary, used or useful for the development, manufacture or commercialization of a Selection Pool Compound, or (iii) which derive from an invention that is made, created, developed, conceived or reduced to practice by any Operating Company during the Specified Period the practice of which would, in the absence of a license, infringe on a claim of any unexpired patent described in (i) or (ii), and which has been assigned to SAG in accordance with Section 2.4. Selection Pool Patents include all reissues, continuations, continuations-in-part, extensions, reexaminations, and foreign counterparts of any of the foregoing.
     Section 1.29 “Specified Period” means that period beginning the day after the Effective Time and ending on the later of (i) June 30, 2011 or (ii) the Loss of Control Date.
     Section 1.30 “Sublicense Income” means all signing fees and/or milestones due and payable to an Operating Company from a third party in consideration of the sublicensing or assignment by such Operating Company to such third party of rights under this Agreement. For the avoidance of doubt, Sublicense Income shall not include (a) amounts due and payable from such third parties as the purchase price for securities (whether equity, debt or otherwise), (b) research and development funding from such third parties or (c) royalties on sales of Licensed Products by such third parties.
     Section 1.31 “Territory” means (a) with respect to SPL, the following countries located in Asia: Australia; Bhutan; Brunei; Cambodia; China (including Hong Kong); India; Indonesia ; Japan; Korea; Laos; Malaysia; Mongolia; Myanmar; Nepal; New Zealand; Pakistan; Philippines; Singapore; Sri Lanka; Taiwan; Thailand; and Viet Nam (the “SPL Territory”); (b) with respect to SPI, all of the countries located in North, Central and South America, including the Caribbean, and their territories and possessions, and including for avoidance of doubt the United States of America and all of its territories and possessions and any other location where the FDA has jurisdiction over pharmaceutical products intended for human use (the “SPI Territory”), and (c) with respect to SPE, all the remaining countries in the world (the “SPE Territory”).
ARTICLE 2 — PATENT AND KNOW-HOW ACCESS
     Section 2.1 Patent Licenses. Subject to the terms and provisions of this Agreement, SAG hereby grants the following licenses:
     (a) SAG hereby grants to SPI a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Patents to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPI Territory;

6

     (b) SAG hereby grants to SPL a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Patents to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPL Territory;
     (c) SAG hereby grants to SPE a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Patents to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPE Territory;
      PROVIDED, HOWEVER, that each Operating Company shall have the limited right to make or have made a Licensed Product in the Territory of any other Operating Company solely for the purpose of developing, making, having made, using, offering for sale, selling or importing such Licensed Product in that Operating Company’s own Territory.
      Section 2.2 License to Know-How. Subject to the terms and conditions of this Agreement, SAG hereby grants the following licenses:
     (a) SAG hereby grants to SPI a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Know-How to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPI Territory;
     (b) SAG hereby grants to SPL a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Know-How to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPL Territory; and
     (c) SAG hereby grants to SPE a royalty-bearing and exclusive license, with right of sublicense as provided in Section 2.3, under the Licensed Know-How to develop, import, use, make, have made, export, offer for sale and sell Licensed Products throughout the SPE Territory;
      PROVIDED, HOWEVER, that each Operating Company shall have the limited right to make or have made a Licensed Product in the Territory of any other Operating Company solely for the purpose of developing, making, having made, using, offering for sale, selling or importing such Licensed Product in that Operating Company’s own Territory.
      Section 2.3 Sublicensing. Each Operating Company shall have the right to sublicense its rights under Section 2.1 and Section 2.2 to third parties (including, without limitation, the other Operating Companies), provided that the agreement in which such sublicense is granted shall conform with the terms of this Agreement as may be necessary for the Operating Company to abide by all duties, obligations and restrictions provided under this Agreement. In no event may an Operating Company grant a sublicense that diminishes the rights or increases the obligations of any other party under this Agreement without the prior written consent of that party. With reasonable promptness following execution, the Operating Company shall provide a copy of any sublicense to SAG provided that the financial terms of such sublicense agreement may be redacted.

7

      Section 2.4 Improvement Patents. Each Operating Company hereby assigns to SAG all right, title and interest in and to any patentable invention made, created, developed, conceived or reduced to practice by it during the Specified Period, the practice of which would, in the absence of a license, infringe on a claim of any of the unexpired Selection Pool Patents. Further, each Operating Company hereby assigns to SAG all right, title and interest in and to any patentable invention made, created, developed, conceived or reduced to practice by it during the term of this Agreement, the practice of which would, in the absence of a license, infringe on a claim of any of the unexpired Original Patents. Each Operating Company agrees that upon request it will furnish all necessary documentation relating to or supporting chain of title, sign all papers, take all rightful oaths, and do all acts which may be reasonably necessary for vesting title to such inventions in SAG, its successors, assigns and legal representatives or nominees. For the avoidance of doubt, such inventions shall be included in the licenses granted in Section 2.1 and Section 2.2 in accordance with their terms.
      Section 2.5 Development Affiliate Intellectual Property. SAG shall ensure that any Development Affiliate promptly assigns to SAG all right, title and interest in and to any prostone-related technical information, data, trade secrets, know-how and inventions made, created, developed, conceived or reduced to practice by such Development Affiliate during the term of this Agreement. For the avoidance of doubt, such technical information, data, trade secrets, know-how and inventions shall be included in the licenses granted in Section 2.1 and Section 2.2 in accordance with their terms.
      Section 2.6 SAG Know-How Transfer. Upon request, SAG shall provide to each Operating Company copies of all tangible Licensed Know-How not previously disclosed to such Operating Company. From time to time during the term of this Agreement, SAG shall reasonably inform each Operating Company of the existence of any updated or new Licensed Know-How.
ARTICLE 3 — MILESTONE PAYMENTS, ROYALTIES AND REPORTS
      Section 3.1 Milestone Payments and Sublicense Income.
     (a) In consideration of the licenses granted in Section 2.1 and Section 2.2, each Operating Company shall pay to SAG milestones with respect to each Licensed Product of (i) $500,000 upon treatment of the first patient in the first Phase II Clinical Trial for such Licensed Product designed for use (or actually used) in such Operating Company’s Territory and (ii) $1,000,000 upon the filing of the first Marketing Authorization Application for such Licensed Product in the applicable Operating Company’s Territory. The milestone payments payable under this Section 3.1(a) by each Operating Company with respect to a Licensed Product shall be payable only once, regardless of dosage form, dosage amount, indication, or delivery method. The parties acknowledge that the Operating Companies have made, prior to the Effective Time, those milestone payments set forth on Schedule 3.1 hereto in consideration of licenses to Original Patents and Original Know-How granted pursuant to the Original Agreements.

8

     (b) In addition to the milestone payments set forth in Section 3.1(a) above, in the event that an Operating Company should receive any Sublicense Income, such Operating Company shall pay to SAG five percent (5%) of such Sublicense Income.
      Section 3.2 Patent Royalty. In consideration of the licenses granted in Section 2.1, each Operating Company shall pay to SAG, on a country-by-country basis, the following royalties on Net Sales of Licensed Products in such Operating Company’s respective Territory:
     (a) With respect to Net Sales of Licensed Products for which the manufacture, use or sale of such Licensed Products is covered by an Unexpired patent that is included in the Original Patents:
(i)	During the period from the first commercial sale of such Licensed Product until such time as all of the Pre-IPO Patents (as defined below) that would be infringed by the sale of such Licensed Product have Expired in the country of sale, four and one-half percent (4.5%); (provided that, with respect to Net Sales of Lubiprostone Product by SPI, its Affiliates and sublicensees in the SPI Territory, such rate shall be two and two-tenths percent (2.2%)); and

(ii)	If applicable, thereafter until such time as all of the remaining Licensed Patents that would be infringed by the sale of such Licensed Product have Expired in the country of sale, two and one-quarter percent (2.25%) (provided that, with respect to Net Sales of Lubiprostone Product by SPI, its Affiliates and sublicensees in the SPI Territory, such rate shall be one and one-tenth percent (1.1%)).
     (b) With respect to Net Sales of Licensed Products for which the manufacture, use or sale of such Licensed Products is covered by an Unexpired patent that is included in the Selection Pool Patents but was not covered at any time by a Pre-IPO Patent, during the period from the first commercial sale of such Licensed Product until such time as all of the Licensed Patents that would be infringed by the sale of such Licensed Product have Expired in the country of sale, two and one-quarter percent (2.25%).
      For purposes of this Section 3.2, a “Pre-IPO Patent” means a Licensed Patent which was owned by or licensed (with right of sublicense) to SAG on or before the Effective Time, and all reissues, continuations, continuations-in-part, extensions, reexaminations, and foreign counterparts thereof. Upon expiration of the royalty obligation set forth in this Section 3.2, such Operating Company’s license under Section 2.1 shall continue on a fully-paid and royalty-free basis.
      Section 3.3 SAG Know-How Royalty.
     (a) In consideration of the licenses granted in Section 2.2, each Operating Company shall pay to SAG, on a country-by-country basis, a royalty of two percent (2%) of Net Sales of Licensed Products in such Operating Company’s respective Territory

9

(provided that, with respect to Net Sales of Lubiprostone Product by SPI, its Affiliates and sublicensees in the SPI Territory, such rate shall be one percent (1%)).
     (b) The royalty obligation set forth in Section 3.3(a) shall continue, on a country-by-country basis, until the fifteenth anniversary of the first commercial sale of the Licensed Products. Upon expiration of such royalty obligation, such Operating Company’s license under Section 2.2 shall continue on a fully-paid and royalty-free basis.
      Section 3.4 Reports and Payments.
     (a) Within ten (10) days upon (i) the occurrence of a milestone event described in Section 3.1(a) or (ii) upon payment of any Sublicense Income to an Operating Company, such Operating Company shall inform SAG accordingly. SAG shall thereupon issue an invoice to such Operating Company for the applicable milestone payment due in accordance with Section 3.1 payable within thirty (30) days from the date of the invoice.
     (b) Within sixty (60) days after the end of each calendar quarter, each Operating Company shall provide SAG with a written report indicating (i) the amount of Net Sales of Licensed Products by such Operating Company and by any sublicensee during such quarter, and (ii) the amount of the royalties due for such quarter. SAG shall thereupon issue an invoice to such Operating Company for such royalties payable within thirty (30) days from the date of the invoice. With respect to Net Sales of an Operating Company made by such Operating Company’s sublicensees, in the event an Operating Company has entered into a sublicensing agreement with a sublicensee and such sublicensee has not submitted payments and/or reports on Net Sales to such Operating Company in a timely manner in accordance with the terms thereof, such Operating Company shall not be deemed in breach of its obligations under this Section 3.4(a) so long as such Operating Company is diligently pursuing its remedies against such sublicensee, and provided that such Operating Company provides the applicable report and payment due under this Section 3.4(a) promptly upon receipt of the corresponding report and payment from its sublicensee.
     (c) All payments may be made in the local currency of the party making the payment, except that milestone payments made pursuant to Section 3.1 shall be made in U.S. Dollars. With respect to Net Sales of SPL, such Net Sales shall be converted into Yen using the applicable average exchange rate for converting the applicable currency to the Yen as published by Bloomberg on the last business day of each month during the reporting calendar quarter. With respect to Net Sales of SPE, such Net Sales shall be converted into Euros using the applicable average exchange rate for converting the applicable currency to the Euro as published by Bloomberg on the last business day of each month during the reporting calendar quarter. With respect to Net Sales of SPI, such Net Sales shall be converted into U.S. Dollars using the applicable average exchange rate for converting the applicable currency to the U.S. Dollar as published by Bloomberg on the last business day of each month during the reporting calendar quarter.

10

       Section 3.5 Records. Each Operating Company agrees to keep and cause its sublicensees to keep accurate written records sufficient in detail to enable SAG to verify the information contained in the reports described in Section 3.4. Each Operating Company and such sublicensees shall retain such records for a particular quarter for a period of not less than ten years after the end of such quarter.
       Section 3.6 Audit of Records. Upon reasonable notice and during regular business hours, each Operating Company shall from time to time (but no more frequently than once annually) make available the records referred to in Section 3.5 for audit by an independent nationally recognized accounting firm selected by SAG and reasonably acceptable to the Operating Company to verify the accuracy of the reports provided to SAG. Such representatives shall execute a suitable confidentiality agreement reasonably acceptable to the parties prior to conducting such audit. Such representatives may disclose to the auditing party only their conclusions regarding the accuracy and completeness of the reports described in Section 3.4 and the records related thereto, and shall not disclose confidential business information of the audited party to SAG without the prior written consent of the audited party. Such audits shall be at the SAG’s cost and expense; provided that if any such audit reveals underpayment of royalties by five percent (5%) or more for any quarter, then the audited party shall reimburse SAG for the fees and expenses of the independent auditors incurred by SAG in connection with such audit. If SAG conducts an audit of any Operating Company pursuant to this Section 3.6, then any audit during that year of any other Operating Company(ies) must be conducted simultaneously.
      Section 3.7 Withholding Taxes.
     (a) Each Operating Company will make all payments to SAG under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment. Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by the applicable Operating Company on behalf of SAG to the appropriate governmental authority, and such Operating Company will furnish SAG with proof of payment of such tax. Any such tax required to be withheld will be borne by SAG.
     (b) Each Operating Company and SAG will cooperate with respect to all documentation required by any taxing authority or reasonably requested by an Operating Company to secure a reduction in the rate of applicable withholding taxes and/or to receive a credit for any withheld taxes paid.
     (c) If an Operating Company had a duty to withhold taxes in connection with any payment it made to SAG under this Agreement but such Operating Company failed to withhold, and such taxes were assessed against and paid by such Operating Company, then SAG will indemnify and hold harmless such Operating Company from and against such taxes (excluding interest, penalties, and any other additions to tax, which shall be borne by such Operating Company).

11

ARTICLE 4 — DEVELOPMENT
      Section 4.1 Commercially Reasonable Efforts. Each Operating Company shall use Commercially Reasonable Efforts to develop the Selection Pool Compounds during the Specified Period, which Commercially Reasonable Efforts shall include incurrence of at least $333,333 in Development Costs annually on development projects involving at least one Selection Pool Compound (or, so long as Operating Companies are Affiliates of one another, incurrence in the aggregate by such Operating Companies of at least $1,000,000 in Development Costs annually on development projects involving at least one Selection Pool Compound). An Operating Company will be deemed to have met its obligations under this Section 4.1 with respect to any given Selection Pool Compound if such Operating Company collects the following minimum preclinical data (“Minimum Data”) with respect to such Selection Pool Compound: (i) pharmacological animal in vivo results to support the indication for which the Selection Pool Compound is being developed and (ii) genotoxicity data including an AMES test, a chromosome aberration test and a micronucleus test. Further, for so long as Operating Companies are Affiliates of one another, then such Operating Companies will be deemed to have met their obligations under this Section 4.1 with respect to a Selection Pool Compound if one Operating Company collects Minimum Data with respect to such Selection Pool Compound. For the avoidance of doubt, it is understood and agreed that the Operating Companies fulfilled their diligence obligations with respect to Original Patents and Original Know-How prior to the Effective Time and no further development activity with respect to the Original Compounds shall be necessary for the Operating Companies to retain their licenses under the Original Patents and Original Know-How for Licensed Products comprising Original Compounds.
      Section 4.2 Reporting.
     (a) Within three (3) months after the end of the Specified Period, each Operating Company shall provide SAG with a reasonably detailed written summary of its development activities with respect to the Selection Pool Compounds, including Development Costs incurred with respect thereto, during the Specified Period. Such written report shall identify (i) those Selection Pool Compounds with respect to which the Operating Company has collected Minimum Data (the “Development Compounds”) and (ii) those Selection Pool Compounds with respect to which the Operating Company intends in good faith to collect Minimum Data during the immediately following twelve (12) month period (“Election Compounds”). The Operating Company shall deliver to SAG, with respect to each Development Compound, such Minimum Data as SAG may reasonably request.
     (b) Within thirty (30) days following the end of the twelve (12) month period for which an Operating Company has indicated its intention to develop an Election Compound, such Operating Company shall provide SAG with a reasonably detailed written summary of its development activities with respect to the Election Compounds during such twelve (12) month period. Such written report shall identify those Election Compounds with respect to which the Operating Company has collected Minimum Data. The Operating Company shall deliver to SAG, with respect to each Election Compound, such Minimum Data as SAG may reasonably request.

12

     (c) For so long as Operating Companies are Affiliates of one another, such Operating Companies may satisfy their reporting obligations under this Section 4.2 by providing a consolidated report.
      Section 4.3 Remedy. The Operating Companies’ sole and exclusive liability and SAG’s sole and exclusive remedy for any breach of Section 4.1 shall be as follows:
     (a) After delivery of the report and the Minimum Data described in Section 4.2(a), SAG may terminate the Operating Companies’ license rights under Section 2.1 and Section 2.2 only with respect to those Selection Pool Compounds that are neither Development Compounds nor Election Compounds upon notice to SPI. Upon such written notice by SAG, the Operating Companies shall disclose to SAG preclinical data obtained by the Operating Companies during the Specified Period to the extent relating to Selection Pool Compounds as to which the licenses have been terminated in accordance with the preceding sentence. Further, the Operating Companies hereby grant to SAG a royalty-free and exclusive license, with right of sublicense, to use such preclinical data for all purposes, subject to the Operating Companies’ retained rights to use such preclinical data in connection with Original Compounds and Selection Pool Compounds as to which the Operating Companies have retained their license rights hereunder to develop, import, use, make, have made, export, offer for sale and sell Licensed Products.
     (b) After delivery of the report described in Section 4.2(b), SAG may terminate the Operating Companies’ license rights under Section 2.1 and Section 2.2 upon written notice to SPI with respect to any Election Compounds for which such Operating Companies failed to deliver Minimum Data. Upon such written notice by SAG, the Operating Companies shall disclose to SAG preclinical data obtained by the Operating Companies during the twelve (12) month period described in Section 4.2(b) to the extent relating to Election Compounds as to which the licenses have been terminated in accordance with the preceding sentence. Further, the Operating Companies hereby grant to SAG a royalty-free and exclusive license, with right of sublicense, to use such preclinical data for all purposes, subject to the Operating Companies’ retained rights to use such preclinical data in connection with Original Compounds and Selection Pool Compounds as to which the Operating Companies have retained their license rights hereunder to develop, import, use, make, have made, export, offer for sale and sell Licensed Products.
      Section 4.4 Noncompete. During the Specified Period, neither SAG nor any of its Affiliates (including Development Affiliates but excluding Operating Companies) shall, directly or indirectly, develop, manufacture, market, sell, detail or promote any Competing Product in the Territory of any Operating Company. Further, for a period of two (2) years after the end of the Specified Period, neither SAG nor any of its Affiliates (including Development Affiliates but excluding Operating Companies) shall, directly or indirectly, manufacture (other than the manufacture of clinical product in furtherance of development activities), market, sell, detail or promote any Competing Product (including, for the avoidance of doubt, any Selection Pool Compound reacquired by SAG pursuant to Section 4.3 that meets the definition of Competing Product) in the Territory of any Operating Company.

13

ARTICLE 5 — CONFIDENTIALITY
      Section 5.1 Confidentiality. Each party agrees not to disclose or use any of the other party’s Confidential Information except as expressly permitted in connection with the exercise of its rights hereunder. Each party shall not disclose the other party’s Confidential Information to any employee or consultant unless such employee or consultant is obligated under a confidentiality agreement to maintain such other party’s Confidential Information in strict confidence, and not to use such information other than, in accordance with the terms of this Agreement. Each party agrees to hold the other party’s Confidential Information in strict confidence and treat it with not less than the same degree of care to avoid disclosure as such party employs with respect to its own information of like importance.
      Section 5.2 Exclusions. The parties’ obligations under this ARTICLE 5 shall exclude any information which:
     (a) is or becomes publicly available through no fault of the receiving party; or
     (b) can be reasonably demonstrated to have been known to the receiving party independently of any disclosure of “Confidential Information” by the disclosing party or its employees, agents or consultants; or
     (c) is disclosed to the receiving party by a third party who, to the best of the receiving party’s knowledge, is lawfully in possession of the same and has the right to make such disclosure; or
     (d) has been independently developed by the receiving party without reference to the information disclosed to the receiving party by the disclosing party or its employees, agents or consultants.
      Section 5.3 Permitted Disclosures. Notwithstanding anything else to the contrary, the parties may disclose Confidential Information as may be required by applicable law or court order. In addition, upon consent of the party providing the information, which consent shall not be unreasonably withheld, each Operating Company shall have the right to disclose Confidential Information to its sublicensees, professional advisors, and bona fide potential investors and business partners, who are bound by obligations of confidentiality.
      Section 5.4 Delivery and Return of Confidential Information. Upon termination of this Agreement or the licenses granted hereunder as provided herein, each party shall within 30 days of such termination return to the other party all of the other party’s Confidential Information. Notwithstanding the foregoing, each party shall have the right to retain one copy of such other party’s Confidential Information in its corporate files for archival purposes only.
ARTICLE 6 — INTELLECTUAL PROPERTY
      Section 6.1 Ownership of Intellectual Property. Subject to the rights granted in Section 2.1 and Section 2.2, and to the assignment obligation in Section 2.4, each party shall own all right, title and interest in and to any inventions, whether or not patentable, that may be conceived or developed by it, its employees or its agents during the term of this Agreement.

14

      Section 6.2 Patent Prosecution and Maintenance.
     (a) SAG hereby grants to SPI an irrevocable power of attorney during the term of this Agreement to undertake the preparation, filing, prosecution, amendment, maintenance and reissue of the Licensed Patents in each Operating Company’s Territory in accordance with this Section 6.2, including without limitation a power of attorney to execute patent application forms on behalf of and in the name of SAG. SPI shall have the sole and exclusive right and option to apply for, prosecute, or cause the issuance, amendment, maintenance, abandonment, re-examination or reissue of any patents included within the Licensed Patents, any patent applications listed in Exhibit A hereto, or any other patent applications related to trade secrets or know-how included within the Licensed Patents, in each Operating Company’s Territory, all in SAG’s name. Further, SPI shall have the sole and exclusive right and option in each Operating Company’s Territory to (i) obtain patent term extensions (including without limitation, any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to the Licensed Patents, (ii) with respect to data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including without limitation any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of EU Directive 2001/EC/83, and all international equivalents), seek, maintain and enforce all such data exclusivity periods available for Licensed Products and (iii) with respect to filings in the FDA Orange Book (and foreign equivalents) for issued Licensed Patents for a Licensed Product, list and maintain all applicable Licensed Patents required to be filed by it, or that it is permitted to file, under applicable law in connection with such Licensed Product.
     (b) SAG hereby grants to SPI and, upon SPI’s request, to each of the Operating Companies an irrevocable power of attorney during the term of this Agreement to have the exclusive rights licensed under this Agreement registered (either by filing this Agreement in whole or in part or by filing a written declaration confirming the existence and effectiveness of the rights licensed under this Agreement) with any national patent register within the Territory. In particular, upon the execution of this Agreement, SAG will sign and deliver to SPI the “Declaration of Licensed Rights” as attached in Exhibit B hereto.
     (c) SAG shall cooperate reasonably and in good faith with SPI to enable SPI to exercise its rights under this Section 7.2, including, without limitation, providing SPI or, upon SPI’s request, any of the Operating Companies with written authorizations as may be required for SPI to exercise its rights under this Section 7.2. SAG shall furnish to SPI copies of all communications from patent offices regarding patents or patent applications concerning the Licensed Patents to permit SPI to respond to such communications in SAG’s name. SPI shall supply each other Operating Company with a copy of each application filed in its Territory, together with notice of its filing date and serial number. SPI shall bear all costs and expenses incurred in connection with the preparation, filing, prosecution, amendment, maintenance and reissue of Licensed Patents pursuant to this Section 6.2.

15

      Section 6.3 Infringement by Third Parties.
     (a) Each party shall promptly notify the other parties in writing if such party knows or has reason to believe that the rights of any of the parties relating to the Licensed Patents are being infringed by a third party.
     (b) In the event a third party is developing, marketing, selling or promoting a Competing Product, then SPI shall have the first right, but not the obligation, to prosecute at its expense any alleged infringement, misappropriation or misuse of the Licensed Patents by such third party. In all other cases, SAG shall have the first right, but not the obligation, to prosecute at its expense any alleged infringement, misappropriation or misuse of the Licensed Patents. If SPI decides at any time not to commence or continue to prosecute any alleged infringement, misappropriation or misuse of the Licensed Patents, it shall so notify SAG in writing within thirty (30) days or any shorter time limit necessary to preserve SAG’s rights, and SAG shall have the right, in its absolute discretion and sole expense, to commence or continue such prosecution of such action. In any such legal action, the other party shall cooperate with and at the request of the party prosecuting the suit. The proceeds of any such legal action shall be allocated first, to cover the expenses of prosecution and investigation incurred by the party bringing the legal action; and second, to cover the expenses incurred by the other party participating in such legal action. Any remaining amounts shall be allocated seventy-five percent (75%) to the party initiating the action and twenty-five percent (25%) to SAG (if SPI is the initiating party, otherwise to SPI).
      Section 6.4 Third Party Claims.
     (a) If any party shall become aware of any action or suit, or threat of action or suit, by a third party alleging that the manufacture, use or sale of any Licensed Product or the practice of know-how infringes a patent, or violates any other proprietary rights of any third party, the party aware shall promptly notify the other parties of the same and fully disclose the basis therefor.
     (b) A party defending such third party action shall not have the right to settle such claim in a manner that would impair the other parties’ rights under this Agreement or require the other parties to make any monetary payments or be subject of an injunction, without the prior written consent of the non-defending party or parties, such consent however not being unreasonably withheld. If, however, by the terms of any settlement or if by a judgment, decree or decision of a court, tribunal or other authority of competent jurisdiction, an Operating Company or their licensee is required to obtain a license from a third party in order to make, have made, use, sell or import a Licensed Product in an Operating Company’s Territory (hereinafter “Third Party License”) fifty percent (50%) of payments under such Third Party License, including any upfront payments, shall be deducted from any royalties payable under Section 3.2 by such Operating Company on future sales.
     (c) Reasonable attorneys’ fees and legal costs shall be borne by the party defending the action.

16

     Section 6.5 Non-Suit Covenant. In the event (i) SAG obtains rights to a Selection Pool Compound pursuant to Section 4.3 and (ii) SAG determines that it (through an Affiliate or permitted sublicensee) cannot reasonably develop, manufacture, market, sell, detail or promote such Selection Pool Compound without infringing a claim of a Licensed Patent which is exclusively licensed under Section 2.1, then SAG shall so notify the applicable Operating Compan(ies). Upon request by SAG, the applicable Operating Compan(ies) shall meet with SAG and discuss in good faith reasonable terms for an appropriate covenant not to sue with respect to such Selection Pool Compound. The applicable Operating Compan(ies) shall enter into a covenant not to sue SAG (or its Affiliates or permitted sublicensees) under their rights to Licensed Patents to the extent reasonably necessary to permit SAG (through its Affiliate or permitted sublicensee) to develop, manufacture, market, sell, detail or promote such Selection Pool Compound; provided, however, that the applicable Operating Compan(ies) shall not be obligated to grant any covenant not to sue with respect to any patent or patent application which derives from inventions that are acquired, made, created, developed, conceived or reduced to practice by the applicable Operating Compan(ies) after the Specified Period.
ARTICLE 7 — REGULATORY MATTERS
     Section 7.1 Regulatory Filings. Each Operating Company (or its designee) shall have the sole right to file for and to hold title to all regulatory approvals for the Licensed Products in its Territory at its expense. Each Operating Company shall notify SAG in writing within thirty (30) days of receipt of any regulatory approval for the sale of the Licensed Products in its Territory. SAG shall provide the Operating Companies reasonable assistance, at the request and expense of the applicable Operating Company, in obtaining such regulatory approvals for the Licensed Products in its Territory.
     Section 7.2 Audits by Tax Authorities. Each party agrees to provide reasonable assistance to another party under audit by a tax authority. As part of this assistance, each assisting party shall make available to the party under audit, any agreement the assisting party may have with a tax authority concerning the arm-length nature of charges made under this Agreement.
ARTICLE 8 — REPRESENTATIONS & WARRANTIES
     Section 8.1 Organization. Each party represents and warrants to the other parties that such party is a corporation duly organized, validly existing, and, where applicable, in good standing under the laws of the jurisdiction of its incorporation.
     Section 8.2 Authorization of Transaction. Each party represents and warrants to the other parties that it has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. All necessary corporate proceedings (including any necessary approval by the board of directors) have been taken by such party to duly authorize the execution, delivery, and performance of this Agreement by such party. This Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with the terms and conditions hereof.

17

      Section 8.3 No Conflicts. SAG represents and warrants to the Operating Companies that it has not entered into any inconsistent prior obligations concerning the Licensed Patents or Licensed Know-How that would prevent the Operating Companies from exercising the rights being licensed to them hereunder.
      Section 8.4 Right to License. SAG represents and warrants to the Operating Companies that, as of the Effective Time, it owns or has the right to license or sublicense all the rights granted to the Operating Companies herein with respect to the Licensed Patents and Licensed Know-How. SAG further represents and warrants to the Operating Companies that SAG owns, as of the Effective Time, all of the technology related to prostones (including without limitation patents, patent applications, technical information, data, trade secrets and know-how) acquired, made, created, developed, conceived or reduced to practice by SAG or any of its Affiliates on or before the Effective Time.
      Section 8.5 No Claims. SAG represents and warrants to the Operating Companies that, as of the execution date of this Agreement, it has not received written notification from a third party that the manufacture, use, importation or sale of the Licensed Products under the license granted herein under the Licensed Patents and Licensed Know-How will infringe any patents, copyrights, trade secrets or any other intellectual property rights of any third parties.
ARTICLE 9 — TERM AND TERMINATION
      Section 9.1 Term. This Agreement shall be effective as of July 30, 2002, may be terminated as set forth in this ARTICLE 9, and shall otherwise remain in effect until the later of (i) the expiration of all Licensed Patents and (ii) the expiration of all royalty obligations for all Licensed Products in all countries.
      Section 9.2 Termination.
     (a) Subject to Section 4.3, if an Operating Company materially breaches any of the material terms, conditions or agreements of this Agreement, SAG may terminate this Agreement with respect to such Operating Company only, by giving the breaching party sixty (60) days notice in writing, particularly specifying the breach. Such notice of termination shall not be effective unless the breach is established through arbitration, as set out in Section 10.2, and the breaching party fails to cure the specified breach within sixty (60) days of such breach being established. In the event of any dispute, and during such 60-day period, one or more executive officers of each such party (meaning for purposes hereunder any vice president or higher level officer) shall meet or correspond to discuss such alleged breach and/or attempted cure thereof, and attempt in good faith to resolve any dispute between the parties with respect thereto. Any termination for material breach, to the extent that it relates to a Licensed Product or Products, shall be on a Licensed Product-by-Licensed Product basis and the license as to all other Licensed Products shall survive. If this Agreement is terminated with respect to one or two of the Operating Companies, it shall remain in full force and effect with the remaining Operating Company or Companies.

18

     (b) If SAG breaches any of the material terms, conditions or agreements of this Agreement with respect to one or more of the Operating Companies, such Operating Company or Companies may terminate this Agreement by giving SAG sixty (60) days notice in writing, particularly specifying the breach. Such notice of termination shall not be effective if SAG cures the specified breach within such 60-day period. During such 60-day period, one or more executive officers of each such party (meaning for purposes hereunder any vice president or higher level officer) shall meet or correspond to discuss such alleged breach and/or attempted cure thereof, and attempt in good faith to resolve any dispute between the parties with respect thereto. If this Agreement is terminated with respect to one or two of the Operating Companies, it shall remain in full force and effect with the remaining Operating Company or Companies.
     (c) A party may, by written notice to another party (which notice shall be effective upon receipt), terminate this Agreement in the event that such other party makes an assignment for the benefit of creditors, goes into liquidation or receivership or otherwise loses legal control of its business. If this Agreement is terminated with respect to one or two of the Operating Companies, it shall remain in full force and effect with the remaining Operating Company or Companies.
      Section 9.3 Effect of Termination. Upon the termination of any rights granted hereunder, each Operating Company shall have the right to dispose of all Licensed Products then on hand to which such termination applies, and the royalties shall be paid to SAG or an Operating Company, if applicable, with respect to such Licensed Product as though such rights had not terminated. Termination of this Agreement shall not affect any of the parties’ respective rights and obligations accruing prior to such termination. Section 4.4 (Noncompete), ARTICLE 5 (Confidentiality), ARTICLE 10 (Dispute Resolution) and ARTICLE 11 (Miscellaneous) shall survive termination of this Agreement for any reason and continue thereafter in full force and effect.
      Section 9.4 Rights under Bankruptcy.
     (a) In the event of Bankruptcy by SAG, to the extent possible under the applicable law, the intellectual property licenses granted by SAG hereunder and the reciprocal obligations of the Operating Companies to make royalty and milestone payments shall remain in full force and effect and shall be binding on the administrator and SAG’s estate and shall vest in any assignee or successor in interest of SAG and its business or of SAG’s rights and obligations under this Agreement.
     (b) In the event that any Licensed Patent will be realized in the Bankruptcy by SAG, irrespective of whether by a public auction or by private sale, each Operating Company shall have a preemption right to acquire such Licensed Patent for its respective Territory and on such terms and conditions, including the purchase price, as may be offered by a third party through such public auction or private sale.

19

ARTICLE 10 — DISPUTE RESOLUTION AND CHOICE OF LAW
      Section 10.1 Negotiation. The parties agree to consult and negotiate in good faith to try to resolve any dispute, controversy or claim that arises out of or relates to this Agreement. No formal dispute resolution shall be used by either party unless and until the chief executive officers of each party shall have attempted to meet in person to achieve such an amicable resolution.
      Section 10.2 Arbitration. Any dispute, controversy or claim that arises out of or relates to this Agreement that is not resolved under Section 10.1 shall be settled by final and binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”) in effect on the Effective Time, as modified by Section 10.3 below. Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. The place of arbitration shall be London, England. The arbitration shall be conducted in the English language by three (3) neutral arbitrators selected by mutual agreement of the parties or, if that is not possible within thirty (30) days of the initial demand for such arbitration, by the ICC. At least one (1) arbitrator shall have knowledge of and experience in the ethical pharmaceutical industry, and at least one (1) arbitrator shall have knowledge of and experience in international law and technology licensing.
      Section 10.3 Special Rules. Notwithstanding any provision to the contrary in the ICC’s Rules of Arbitration, the parties hereby stipulate that any arbitration hereunder shall be subject to the following special rules:
     (a) The arbitrators may not award or assess punitive damages against either party; and
     (b) Each party shall bear its own costs and expenses of the arbitration and shall share equally the fees and costs of the arbitrators, subject to the power of the arbitrators, in their sole discretion, to award all such reasonable costs, expenses and fees to the prevailing party.
      Section 10.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York (without reference to its choice of law or conflicts of law rules).
ARTICLE 11 — RIGHT OF FIRST REFUSAL
      Section 11.1 Right of First Refusal. SAG shall not, during the term of this Agreement, sell all or any part of its business, whether through an asset sale, stock sale, merger, consolidation, or any other form of similar business transaction, unless it complies with the provisions of this Section 11.1.
     (a) If, during the term of this Agreement, SAG wishes to sell all or any part of its business, whether through an asset sale, stock sale, merger, consolidation, or any other form of similar business transaction, SAG shall first provide written notice to SPI (an “Offer Notice”) setting forth (i) the name and address of the party to which SAG proposes to make such sale (the “Offeror”), (ii) the portion of its business SAG proposes

20

to sell, if less than the entire business, (iii) the consideration to be delivered to SAG for the proposed sale and (iv) all other material terms and conditions of the proposed transaction. SPI shall then have sixty (60) days following its receipt of the Offer Notice within which to give notice to SAG (the “Acceptance Notice”) that it wishes to acquire the business, or applicable portion thereof, on terms corresponding to those set forth in the Offer Notice, in which case the closing of such acquisition shall be closed at a time mutually agreeable to SAG and SPI, but not more than thirty (30) days after delivery by SPI of the Acceptance Notice. To the extent that the consideration proposed to be paid by the Offeror for consists of property other than cash or a promissory note, the consideration required to be paid by SPI may consist of cash equal to the value of such property, as determined in good faith by agreement of the SPI and SAG.
     (b) If SPI does not deliver an Acceptance Notice within the 60-day period described above, then SAG shall have the right within the ninety (90) days following the expiration of the 60-day period described in Section 11.1(a) to sell its business, or the applicable portion thereof, at a price and on terms and conditions no less favorable to SAG than those contained in the Offer Notice. If SAG wishes to sell the applicable portion of its business at a price or on terms that are less favorable to it than those set forth in the Offer Notice, or if it wishes to sell all or any portion of its business more than ninety (90) days after the expiration of the 60-day period described in Section 11.1(a) above, then, as a condition precedent to such transaction, SAG must again comply with the terms of this Section 11.1.
ARTICLE 12 — MISCELLANEOUS
      Section 12.1 Assignment. Upon written approval of the other parties, which approval shall not unreasonably be withheld and shall be timely given, a party may assign or otherwise transfer its rights and obligations under this Agreement to any successor in interest (by merger, share exchange, combination or consolidation of any type, operation of law, purchase or otherwise), provided that such assignee or successor agrees to be bound by the terms hereof.
      Section 12.2 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous proposals or agreements, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to the subject matter of this Agreement. Without limiting the foregoing, this Agreement shall supercede in their entirety the Original Agreements.
      Section 12.3 Waiver, Discharge, etc. This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties to this Agreement by their duly authorized representatives. The failure of either party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part of it or the right of either party after any such failure to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

21

      Section 12.4 Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.
      Section 12.5 Titles and Headings; Construction. The titles and headings to Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.
      Section 12.6 Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement or their respective permitted successors or assigns; any rights, remedies, obligations or liabilities under or by reason of this Agreement.
      Section 12.7 Force Majeure. If the performance of this Agreement or any obligation hereunder (other than the payment of monies due owing hereunder) is prevented, restricted or interfered with by reason of any event or condition beyond the reasonable control of such party (including without limitation acts of State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy or other supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion, or any refusal or failure of any governmental authority to grant any export license legally required), the party so affected shall be excused from such performance, only for so long as and to the extent that such a force prevents, restricts or interferes with the party’s performance and provided that the party affected gives notice thereof to the other parties and uses diligent efforts to remedy such event or conditions.
      Section 12.8 Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be given by registered mail, addressed as follows:

If to SAG, to:	Sucampo AG
Graben 5
CH-6300 Zug, Switzerland
Attention: Eric Buis
Facsimile number: +41-41-729-8893

if to SPI, to:	Sucampo Pharmaceuticals, Inc.
4733 Bethesda Avenue, Suite 450
Bethesda, Maryland 20814, U.S.A.
Attention: Sachiko Kuno
Facsimile number: +1-301-961-3440

22

with copy to:	Wilmer Cutler Pickering Hale and Dorr LLP
1875 Pennsylvania Avenue, NW
Washington, DC 20006
Attention: Brent Siler
Facsimile number: +1-202-663-6363

if to SPL, to:	2-2-16 Sonezakishinchi,
Kita-Ku, Osaka
Japan 530-0002
Attention: Misako Nakata
Facsimile number: +81-6-6343-9181

with copy to:	Wilmer Cutler Pickering Hale and Dorr LLP
1875 Pennsylvania Avenue, NW
Washington, DC 20006
Attention: Brent Siler
Facsimile number: +1-202-663-6363

If to SPE, to:	Sucampo Pharma Europe, Ltd.
78 Cannon Street
London EC4N 6NQ U.K.
Attention: Kei Tolliver
Facsimile number: +44-207-618-8661

with copy to:	Wilmer Cutler Pickering Hale and Dorr LLP
1875 Pennsylvania Avenue, NW
Washington, DC 20006
Attention: Brent Siler
Facsimile number: +1-202-663-6363
      A party may change its above-specified recipient and/or mailing address by notice to the other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail).
      Section 12.9 Severability. If a court or tribunal of competent jurisdiction holds any provision of this Agreement invalid, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.
      Section 12.10 Limitation of Liability. IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTIES OR ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

23

THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.
     Section 12.11 Unaffiliated Operating Company. In the event one Operating Company ceases to be an Affiliate of the other Operating Companies, this Agreement shall be amended to remove such Operating Company as a party and novated with respect to such Operating Company. Simultaneously with such amendment and novation, (i) SAG and such Operating Company will enter into an agreement covering the subject matter hereof so as to preserve the arrangement which previously existed between SAG and such Operating Company under this Agreement and (ii) SPI shall grant such Operating Company (if such Operating Company is SPE or SPL) an irrevocable power of attorney to undertake the preparation, filing, prosecution, amendment, maintenance and reissue of the Licensed Patents in such Operating Company’s Territory.

24

     IN WITNESS WHEREOF, each of the parties has caused this Amended and Restated Patent Access and Data Sharing Agreement to be executed in the manner appropriate to each, effective as of the date first above written.

SUCAMPO AG		SUCAMPO PHARMACEUTICALS, INC.

By:	/s/ Eric Buis	By:	/s/ Sachiko Kuno

	Dr. Eric Buis		Dr. Sachiko Kuno
	Director		President, Chief Executive Officer

SUCAMPO AG		SUCAMPO PHARMA, LTD.

By:	/s/ Urs Burgherr	By:	/s/ Misako Nakata

	Dr. Urs. Burgherr		Ms. Misako Nakata
	Director		Representative Director

SUCAMPO PHARMA EUROPE, LTD.

By:	/s/ Kei Tolliver

Ms. Kei Tolliver
Director

25

Exhibit A
Licensed Patents

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	U.S.A. CIP	403774	1989/9/6	5073569	1991/12/17
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	U.S.A. DIV	715151	1991/6/13	5137915	1992/8/11
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	U.S.A. CA3	8/310109	1994/9/23	5534547	1996/7/9
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	JAPAN	63-18327	1988/1/28	2071783	1996/7/25
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	Canada	557480	1988/1/27	1322749	1993/10/5
A-11	PROSTAGLANDINS OF THE D SERIES, AND TRANQUILIZERS AND SOPORIFICS CONTAINING THE SAME	EPC	88300710.6	1988/1/28	281239	1992/3/25	GB,FR,DE

A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. CA	681031	1991/4/5	5225439	1993/7/6
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. CA	700895	1991/5/13	5166174	1992/11/24
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. DIV	925220	1992/8/6	5284858	1994/2/8
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. DIV	08/53487	1993/4/28	5428062	1995/6/27
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. CA	08/53561	1993/4/28	5380709	1995/1/10

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. DIV2	08/401675	1995/3/10	5886034	1999/3/23
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	U.S.A. DIV3	09/073253	1998/5/6	6265440	2001/7/24
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	JAPAN	63-18326	1988/1/28	1961313	1995/8/10
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	Canada	557407	1988/1/26	1323364	1993/10/19
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	Korea	0702/88	1988/1/28	68912	1993/12/20
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	TAIWAN	77100543	1988/1/28	36059	1990/5/1
A-12	PROSTAGLANDINS E AND ANTI ULCERS CONTAINING SAME	EPC	88300709.8	1988/1/28	284180	1992/8/19	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR

A-15	FERVESCENCE COMPOSITION	U.S.A. CIP	440449	1989/11/22	5001154	1991/3/19
A-15	FERVESCENCE COMPOSITION	JAPAN	63-117192	1988/5/13	1963660	1995/8/25
A-15	FERVESCENCE COMPOSITION	Canada	566799	1988/5/13	1306699	1992/8/25
A-15	FERVESCENCE COMPOSITION	New Zealand	226198	1988/9/15	226198	1991/9/18
A-15	FERVESCENCE COMPOSITION	EPC	88304206.1	1988/5/10	292177	1992/3/25	GB,FR,DE

A-17	CATHARTICS	U.S.A. CA2	996495	1992/12/30	5317032	1994/5/31
A-17	CATHARTICS	JAPAN	63-245737	1988/9/29	1954133	1995/7/28
A-17	CATHARTICS	Canada	578500	1988/9/27	1312014	1992/12/29

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-17	CATHARTICS	Korea	12841/88	1988/9/30	64454	1993/8/17
A-17	CATHARTICS	TAIWAN	77106582	1988/9/23	36138	1990/5/2
A-17	CATHARTICS	Australia	22920/88	1988/9/29	609883	1991/9/2
A-17	CATHARTICS	New Zealand	226362	1988/9/28	226362	1991/11/22
A-17	CATHARTICS	EPC	88308842.9	1988/9/23	310305	1992/7/22	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR

A-20	STABILIZATION OF 13,14-DIHYDRO-15-KETO-PROSTAGLANDINS	JAPAN	63-45622	1988/2/26	2597629	1997/1/9
A-20	STABILIZATION OF 13,14-DIHYDRO-15-KETO-PROSTAGLANDINS	New Zealand	228111	1989/2/23	228111	1991/6/21
A-20	STABILIZATION OF 13,14-DIHYDRO-15-KETO-PROSTAGLANDINS	EPC	89301888.7	1989/2/24	330511	1992/8/12	GB,FR,DE

A-22	TRACHEOBRONCHODILATOR	U.S.A. CA2	8/77495	1993/6/17	5362751	1994/11/8
A-22	TRACHEOBRONCHODILATOR	JAPAN	63-115409	1988/5/11	2597649	1997/1/9
A-22	TRACHEOBRONCHODILATOR	Australia	34578/89	1989/5/9	625718	1992/11/10
A-22	TRACHEOBRONCHODILATOR	EPC	89304723.3	1989/5/10	345951	1993/3/10	GB,FR,DE

A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	U.S.A. CA	687790	1991/4/22	5185374	1993/2/9
A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	JAPAN	1-118026	1989/5/11	2032807	1996/3/19
A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	JAPAN DIV	6-283283	1994/11/17	2529095	1996/6/14

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	Canada	599424	1989/5/11	1330796	1994/7/19
A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	Australia	34579/89	1989/5/9	619543	1992/5/25
A-23	USE OF 15-KETO-PROSTAGLANDIN E OR F COMPOUNDS FOR UTERINE CONTRACTION	EPC	89304724.1	1989/5/10	342003	1993/9/8	GB,FR,DE

A-24	HYPERSPHYXIA-CAUSING COMPOSITION	U.S.A. CA	672758	1991/3/22	5169863	1992/12/8
A-24	HYPERSPHYXIA-CAUSING COMPOSITION	JAPAN	63-125303	1988/5/23	2106314	1996/11/6
A-24	HYPERSPHYXIA-CAUSING COMPOSITION	JAPAN	63-182281	1988/7/20	2760514	1998/3/20
A-24	HYPERSPHYXIA-CAUSING COMPOSITION	JAPAN DIV	7-30674	1995/2/20	2633495	1997/4/25
A-24	HYPERSPHYXIA-CAUSING COMPOSITION	EPC	89305163.1	1989/5/22	343904	1993/4/28	GB,FR,DE,IT

A-26	PRECURSOR OF PROSTAGLANDIN AND PRODUCTION THEREOF	U.S.A.	386074	1989/7/28	4918202	1990/4/17
A-26	PRECURSOR OF PROSTAGLANDIN AND PRODUCTION THEREOF	U.S.A. DIV	467455	1990/1/19	4994584	1991/2/19
A-26	PRECURSOR OF PROSTAGLANDIN AND PRODUCTION THEREOF	JAPAN	63-191190	1988/7/29	2015306	1996/2/2

A-28	PROSTAGLANDIN I ANALOGUE	U.S.A.	521621	1990/5/10	5107014	1992/4/21
A-28	PROSTAGLANDIN I ANALOGUE	JAPAN	63-286274	1988/11/10	2059804	1996/6/10
A-28	PROSTAGLANDIN I ANALOGUE	JAPAN	63-332219	1988/12/27	2059808	1996/6/10
A-28	PROSTAGLANDIN I ANALOGUE	Canada	2016300-3	1990/5/8	2016300	2001/12/11

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-28	PROSTAGLANDIN I ANALOGUE	Korea	6557/90	1990/5/9	89549	1995/9/25
A-28	PROSTAGLANDIN I ANALOGUE	TAIWAN	79103767	1990/5/10	52296	1992/3/6
A-28	PROSTAGLANDIN I ANALOGUE	EPC	90305046.6	1990/5/10	455899	2000/2/16	GB,FR,DE

A-29	TREATMENT OF HYPERLIPIDEMIA WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A. CA	899171	1992/6/15	5234954	1993/8/10
A-29	TREATMENT OF HYPERLIPIDEMIA WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	2-196742	1990/7/24	2137963	1998/8/21
A-29	TREATMENT OF HYPERLIPIDEMIA WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2022081-3	1990/7/26	2022081	1996/1/9
A-29	TREATMENT OF HYPERLIPIDEMIA WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	90307895.4	1990/7/19	410646	1994/3/2	GB,FR,DE

A-30	IMPROVEMENT OF EXCRETION OF POTASSIUM ION BY PROSTANOIC ACID DERIVATIVES	U.S.A. REISSUE	953786	1992/9/30	RE 34756	1994/10/11
A-30	IMPROVEMENT OF EXCRETION OF POTASSIUM ION BY PROSTANOIC ACID DERIVATIVES	JAPAN	2-196743	1990/7/24	2609479	1997/2/13
A-30	IMPROVEMENT OF EXCRETION OF POTASSIUM ION BY PROSTANOIC ACID DERIVATIVES	Canada	2022323-5	1990/7/25	2022323	1995/7/25
A-30	IMPROVEMENT OF EXCRETION OF POTASSIUM ION BY PROSTANOIC ACID DERIVATIVES	EPC	90307944.0	1990/7/20	410652	1995/5/17	GB,FR,DE

A-31	IMPROVEMENT OF EXCRETION OF NONPROTEIN NITROGEN INTO THE INTESTINE BY PROSTANOIC ACID DERIVATIVES	U.S.A.	564489	1990/8/8	5126372	1992/6/30
A-31	IMPROVEMENT OF EXCRETION OF NONPROTEIN NITROGEN INTO THE INTESTINE BY PROSTANOIC ACID DERIVATIVES	JAPAN	2-210882	1990/8/8	2138075	1998/8/28
A-31	IMPROVEMENT OF EXCRETION OF NONPROTEIN NITROGEN INTO THE INTESTINE BY PROSTANOIC ACID DERIVATIVES	Canada	2022372-3	1990/7/31	2022372	2000/5/2

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-31	IMPROVEMENT OF EXCRETION OF NONPROTEIN NITROGEN INTO THE INTESTINE BY PROSTANOIC ACID DERIVATIVES	EPC	90308385.5	1990/7/31	415564	1995/4/26	GB,FR,DE

A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A.	600048	1990/10/19	5096927	1992/3/17
A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	2-282420	1990/10/19	1879002	1994/10/7
A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2027814-5	1990/10/17	2027814	1996/7/30
A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	16811/90	1990/10/20	127297	1997/10/21
A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	79108801	1990/10/18	53077	1992/4/7
A-35	TREATMENT OF HEPATOBILIARY DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	90311457.7	1990/10/18	424156	1996/1/10	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR,DK

A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A. CA	892642	1992/6/2	5254588	1993/10/19
A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	2-319575	1990/11/21	2059846	1996/6/10
A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2030344-1	1990/11/20	2030344	2000/4/18
A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	18961/90	1990/11/22	153779	1998/7/7
A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	79109730	1990/11/19	51233	1992/1/14
A-36	TREATMENT OF PULMONARY DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	90312641.5	1990/11/21	430552	1995/11/8	GB,FR,DE,IT,NL,CH,SE

A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	U.S.A.	616960	1990/11/21	5117042	1992/5/26

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	U.S.A. DIV	777595	1991/10/16	5290811	1994/3/1
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	U.S.A. DIV2	8/142968	1993/10/29	5426115	1995/6/20
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	JAPAN	2-85439	1990/3/30	2081225	1996/8/9
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	JAPAN	2-319573	1990/11/21	2032829	1996/3/19
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	JAPAN DIV	6-299402	1994/12/2	3023059	2000/1/14
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	Canada	2030345-0	1990/11/20	2030345	1998/12/8
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	Korea	18959/90	1990/11/22	147057	1998/5/14
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	Korea DIV	5506/98	1998/2/21	167745	1998/9/29
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	TAIWAN	79109727	1990/11/19	58906	1993/2/9
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	TAIWAN DIV	81104516	1992/6/10	63282	1993/12/9
A-37	USE OF 15-KETO-PROSTAGLANDIN COMPOUND FOR IMPROVEMENT OF ENCEPHALIC FUNCTION	EPC	90312642.3	1990/11/21	435443	1996/8/28	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR,DK

A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A. CA	892640	1992/6/2	5256696	1993/10/26
A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	2-319574	1990/11/21	2059845	1996/6/10
A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2030346-8	1990/11/20	2030346	2000/4/11
A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	18960/90	1990/11/22	167557	1998/9/29

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	79109728	1990/11/19	51647	1992/2/1
A-38	TREATMENT OF CARDIAC DYSFUNCTION WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	90312640.7	1990/11/21	430551	1998/1/28	GB,FR,DE,IT,NL,CH,BE,AT, SE,ES, DK

A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	U.S.A. CIP	921719	1992/7/30	5221799	1993/6/22
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	JAPAN	3-55930	1991/2/26	2511579	1996/4/16
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	Canada	2037009-2	1991/2/25	2037009	1998/1/27
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	Korea	3104/91	1991/2/26	109016	1996/12/10
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	TAIWAN	80101480	1991/2/26	61507	1993/7/21
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	Australia	71397/91	1991/2/26	633697	1993/5/28
A-39	NEW 15-DEHYDROXY-16-OXOPROSTAGLANDINS	EPC	91301480.9	1991/2/25	444844	1995/1/18	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR,DK

A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A.	07/680187	1991/4/3	5212324	1993/5/18
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A. CA	08/300541	1994/9/6	5686487	1997/11/11
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	3-98202	1991/4/2	2073408	1996/7/25
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	4-12795	1992/1/28	2125242	1997/1/13
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2039420-0	1991/3/28	2039420	1996/12/10
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	5502/91	1991/4/4	123341	1997/9/12

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	80102419	1991/3/28	66662	1994/10/24
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN DIV	80106617	1992/8/21	71793	1995/10/5
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Australia	74047/91	1991/4/3	644148	1994/6/2
A-40	TREATMENT OF CATARACT WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	91302925.2	1991/4/3	453127	1998/8/5	GB,FR,DE,IT,NL,CH,BE,ES

A-42	BIOCHEMICAL TREATMENT WITH 15-DEHYDROXY-16-OXOPROSTAGLANDIN COMPOUNDS	U.S.A. CIP	932690	1992/8/20	5302617	1994/4/12
A-42	BIOCHEMICAL TREATMENT WITH 15-DEHYDROXY-16-OXOPROSTAGLANDIN COMPOUNDS	JAPAN	3-125235	1991/4/26	2073410	1996/7/25
A-42	BIOCHEMICAL TREATMENT WITH 15-DEHYDROXY-16-OXOPROSTAGLANDIN COMPOUNDS	Canada	2041240-2	1991/4/25	2041240	2001/7/31
A-42	BIOCHEMICAL TREATMENT WITH 15-DEHYDROXY-16-OXOPROSTAGLANDIN COMPOUNDS	TAIWAN	80103238	1991/4/25	51651	1992/2/1
A-42	BIOCHEMICAL TREATMENT WITH 15-DEHYDROXY-16-OXOPROSTAGLANDIN COMPOUNDS	EPC	91303667.9	1991/4/24	454429	1997/1/29	GB,FR,DE

A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A.	693219	1991/4/30	5164415	1992/11/17
A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	3-98617	1991/4/30	2515442	1996/4/30
A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2041417-1	1991/4/29	2041417	2002/5/21
A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	7058/91	1991/5/1	123343	1997/9/12
A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	80103357	1991/4/30	62896	1993/11/10
A-43	TREATMENT OF PANCREATIC DISEASE WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	91303856.8	1991/4/29	455448	1998/12/9	GB,FR,DE,IT,CH

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A. CA	972092	1992/11/5	5346921	1994/9/13
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	3-169731	1991/7/10	2562239	1996/9/19
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2046069-5	1991/7/2	2046069	2002/4/9
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	11731/91	1991/7/10	195430	1999/2/11
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	80105091	1991/7/1	59104	1993/2/15
A-48	TREATMENT OF INFLAMMATORY DISEASES WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	91306069.5	1991/7/3	467564	1996/4/24	GB,FR,DE,IT,NL,CH,BE,AT, LU,SE, ES,GR,DK

A-50	TREATMENT OF CATARACT WITH PROSTACYCLIN COMPOUNDS	U.S.A.	739069	1991/8/1	5162370	1992/11/10
A-50	TREATMENT OF CATARACT WITH PROSTACYCLIN COMPOUNDS	JAPAN	3-192947	1991/8/1	2134907	1998/2/13
A-50	TREATMENT OF CATARACT WITH PROSTACYCLIN COMPOUNDS	TAIWAN	80105691	1991/7/23	62164	1993/9/13

A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	U.S.A.	851283	1992/3/12	5252605	1993/10/12
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	JAPAN	4-55100	1992/3/13	2515458	1996/4/30
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Canada	2062653-4	1992/3/11	2062653	2002/8/20
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Korea	4144/92	1992/3/13	221370	1999/6/28
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	TAIWAN	81101756	1992/3/7	59447	1993/3/5
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	Australia	12861/92	1992/3/13	648877	1994/8/23

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	New Zealand	241940	1992/3/12	241940	1997/11/7
A-54	PROMOTION OF WOUND-HEALING WITH 15-KETO-PROSTAGLANDIN COMPOUNDS	EPC	92302016.8	1992/3/10	503887	1996/8/28	GB,FR,DE,ES

A-55	METHOD OF PRODUCING a,b-UNSATURATED KETOLACTONES	U.S.A.	861518	1992/4/1	5229529	1993/7/20
A-55	METHOD OF PRODUCING a,b-UNSATURATED KETOLACTONES	JAPAN	4-73782	1992/3/30	2109156	1996/11/21
A-55	METHOD OF PRODUCING a,b-UNSATURATED KETOLACTONES	TAIWAN	81102387	1992/3/28	60251	1993/4/30

A-61	PROCESS FOR PRODUCING a,b-UNSATURATED KETONE	U.S.A.	8/244566	1993/9/29	5468880	1995/11/21
A-61	PROCESS FOR PRODUCING a,b-UNSATURATED KETONE	JAPAN	6-508895	1993/9/29	3207203	2001/7/6

A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	U.S.A. CA	08/797940	1997/2/12	5739161	1998/4/14
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	JAPAN	7-136579	1995/6/2	3183615	2001/4/27
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	JAPAN DIV	11-125756	1999/5/6	3183650	2001/4/27
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	Canada	2150287	1995/5/26	2150287	2004/8/10
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	Korea	1475/95	1995/6/3	260573	2000/4/10
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	China	95107393.1	1995/6/2	95107393.1	2001/12/26
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	Australia	20412/95	1995/6/1	690241	1998/8/6
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	New Zealand	272234	1995/5/29	272234	1996/6/14

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-63	AGENT FOR TREATING HEPATO-BILIARY DISEASES	EPC	95303718.1	1995/5/31	690049	1999/8/4	GB,FR,DE,IT,NL,CH,BE,AT, SE,ES,DK,PT

A-70	ENDOTHELIN ANTAGONIST	TAIWAN	86107892	1997/6/7	126463	2001/5/25
A-70	ENDOTHELIN ANTAGONIST	U.S.A.	09/011218	1997/6/4	6242485	2001/6/5
A-70	ENDOTHELIN ANTAGONIST	U.S.A. DIV	09/475285	1999/12/30	6452039	2002/9/17
A-70	ENDOTHELIN ANTAGONIST	JAPAN	10-501431	1997/6/4	3187438	2001/5/11
A-70	ENDOTHELIN ANTAGONIST	Canada	2229183	1997/6/4
A-70	ENDOTHELIN ANTAGONIST	China	97191058.8	1997/6/4
A-70	ENDOTHELIN ANTAGONIST	Korea	700990/98	1997/6/4
A-70	ENDOTHELIN ANTAGONIST	Australia	30478/97	1997/6/4	716176	2000/6/1
A-70	ENDOTHELIN ANTAGONIST	EPC	97925279.8	1997/6/4	0857718	2002/8/14	AT,BE,CH,DE,DK,ES,FR, GB,IT,NL, PT,SE

A-80	TREATMENT OF PORTAL HYPERTENSION	TAIWAN	87116487	1998/10/3	146511	2002/4/8
A-80	TREATMENT OF PORTAL HYPERTENSION	U.S.A.	09/319868	1998/9/30	6291521	2001/9/18
A-80	TREATMENT OF PORTAL HYPERTENSION	JAPAN	11-521456	1998/9/30
A-80	TREATMENT OF PORTAL HYPERTENSION	Canada	2274670	1998/9/30
A-80	TREATMENT OF PORTAL HYPERTENSION	China	98802447.0	1998/9/30

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-80	TREATMENT OF PORTAL HYPERTENSION	Korea	10-1999-7005260	1998/9/30
A-80	TREATMENT OF PORTAL HYPERTENSION	Australia	92799/98	1998/9/30	740819	2002/2/28
A-80	TREATMENT OF PORTAL HYPERTENSION	New Zealand	336362	1998/9/30	336362	2001/5/10
A-80	TREATMENT OF PORTAL HYPERTENSION	Norway	19992858	1998/9/30
A-80	TREATMENT OF PORTAL HYPERTENSION	EPC	98945529.0	1998/9/30
A-80	TREATMENT OF PORTAL HYPERTENSION	Hong Kong	00105084.6	2000/8/15

A-83	ENDOTHELIN ANTAGONIST	TAIWAN	87118975	1998/11/17	205504	2004/10/26
A-83	ENDOTHELIN ANTAGONIST	U.S.A.	09/355270	1998/11/16	6197821	2001/3/6
A-83	ENDOTHELIN ANTAGONIST	JAPAN	11-530560	1998/11/16
A-83	ENDOTHELIN ANTAGONIST	Canada	2279267	1998/11/16
A-83	ENDOTHELIN ANTAGONIST	China	98803586.3	1998/11/16	98803586.3	2005/6/22
A-83	ENDOTHELIN ANTAGONIST	Korea	10-1999-7006752	1998/11/16
A-83	ENDOTHELIN ANTAGONIST	Australia	10537/99	1998/11/16	739343	2002/1/24
A-83	ENDOTHELIN ANTAGONIST	New Zealand	336960	1998/11/16	336960	2001/6/6
A-83	ENDOTHELIN ANTAGONIST	Norway	19993647	1998/11/16

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-83	ENDOTHELIN ANTAGONIST	EPC	98953058.9	1998/11/16
A-83	ENDOTHELIN ANTAGONIST	Hong Kong	00104940.3	2000/8/8

A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	U.S.A.	09/615703	2000/7/13	6566398	2003/5/20
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	U.S.A. DIV2	10/994364	2004/11/23
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	TAIWAN	89113876	2000/7/12	225398	2004/12/21
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	ARGENTINA	P000103635	2000/7/14
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	JAPAN	2001-510445	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Canada	2377661	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	China	00810238.4	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Korea	2002-7000471	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Australia	58533/00	2000/7/13	779936	2005/6/30
A-88	USE OF PROSTAGLANDIN LIKE COMPOUND FOR THE TREATMENT OF EXTERNAL SECRETION DISORDERS	New Zealand	516104	2000/7/13	516104	2004/3/29
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	South Africa	2001/9726	2000/7/13	2001/9726	2002/11/27
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Brazil	PI 0012387	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Mexico	PA/A/2002/000437	2000/7/13

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	India	IN/PCT/2002/00049	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Israel	147440	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Turkey	2002/00065	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Russia	2002103597	2000/7/13	2264816	2005/11/27
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Czech	PV2002-133	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Hungary	P 0202400	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Norway	20020133	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	EPC	00944426.6	2000/7/13
A-88	DRUGS FOR TREATING EXOCRINE GLAND DISORDERS	Hong Kong	03100518.0	2000/7/13

A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	U.S.A.	09/688351	2000/10/16	6583174	2003/6/24
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	U.S.A. DIV	10/383581	2003/3/10
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	TAIWAN	89121423	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	ARGENTINA	P000105407	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	JAPAN	2001-530318	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Canada	2385732	2000/10/13

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	China	00814313.7	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Korea	2002-7004709	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Australia	76856/00	2000/10/13	780342	2005/7/7
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Australia DIV	2004242503	2004/12/24
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	New Zealand	518020	2000/10/13	518020	2004/6/8
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	South Africa	2002/2312	2000/10/13	2002/2312	2002/12/24
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Brazil	PI 0014869	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Mexico	PA/A/2002/003756	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	India	IN/PCT/2002/00516	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Israel	148803	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Turkey	2002/01032	2000/10/13	2002/01032	2005/10/21
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Russia	2002112984	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Czech	PV2002-1037	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Hungary	P 0203746	2000/10/13
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Norway	20021736	2000/10/13

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	EPC	00966462.4	2000/10/13	1220849	2004/5/19	GB,FR,DE,IT,NL,CH,BE,AT, SE,ES, PT,DK,IE`
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	EPC DIV	04005836.4	2004/3/11
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Hong Kong	02107337.5	2002/10/7	1045693	2005/1/21
A-93	BICYCLIC COMPOUNDS COMPOSITION AND METHOD FOR STABILIZING THE SAME	Hong Kong DIV	04109640.1	2004/12/6

A-98	CHOLAGOGIC COMPOSITION	U.S.A.	09/827375	2001/4/6	6469062	2002/10/22
A-98	CHOLAGOGIC COMPOSITION	ARGENTINA	P010101663	2001/4/6
A-98	CHOLAGOGIC COMPOSITION	TAIWAN	90108254	2001/4/6	I 232750	2005/5/21
A-98	CHOLAGOGIC COMPOSITION	JAPAN	2001-574111	2001/4/5
A-98	CHOLAGOGIC COMPOSITION	China	01810583.1	2001/4/5	01810583.1	2006/2/15
A-98	CHOLAGOGIC COMPOSITION	Korea	2002-7013275	2001/4/5
A-98	CHOLAGOGIC COMPOSITION	Australia	2001244727	2001/4/5
A-98	CHOLAGOGIC COMPOSITION	New Zealand	521784	2001/4/5	521784	2005/8/11
A-98	CHOLAGOGIC COMPOSITION	Canada	2404767	2001/4/5
A-98	CHOLAGOGIC COMPOSITION	Brazil	PI 0107544	2001/4/5
A-98	CHOLAGOGIC COMPOSITION	Mexico	PA/A/2002/009915	2001/4/5	230686	2005/9/19

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
A-98	CHOLAGOGIC COMPOSITION	EPC	01917828.4	2001/4/5
AR-1	TREATMENT OF OCULAR HYPERTENSION	U.S.A. CIP2	09/851111	2001/5/9	6596765	2003/7/22
AR-1	TREATMENT OF OCULAR HYPERTENSION	U.S.A. DIV	10/385621	2003/3/12
AR-1	TREATMENT OF OCULAR HYPERTENSION	JAPAN	2002-513466	2001/7/18
AR-3	ANTI-CONSTIPATION COMPOSITION	U.S.A.	09/655760	2000/9/5	6414016	2002/7/2
AR-3	ANTI-CONSTIPATION COMPOSITION	U.S.A. DIV	10/138650	2000/9/5	6610732	2003/8/26
AR-3	ANTI-CONSTIPATION COMPOSITION	U.S.A. DIV2	10/443046	2003/5/22
AR-3	ANTI-CONSTIPATION COMPOSITION	U.S.A. DIV3	11/142251	2005/6/2
AR-3	ANTI-CONSTIPATION COMPOSITION	ARGENTINA	P010104216	2001/9/5
AR-3	ANTI-CONSTIPATION COMPOSITION	TAIWAN	90121835	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	JAPAN	2002-524492	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Canada	2419741	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	China	01818323.9	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Korea	2003-7003261	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Australia	2001282615	2001/9/4

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-3	ANTI-CONSTIPATION COMPOSITION	New Zealand	524401	2001/9/4	524401	2004/12/9
AR-3	ANTI-CONSTIPATION COMPOSITION	South Africa	2003/1673	2001/9/4	2003/1673	2003/11/26
AR-3	ANTI-CONSTIPATION COMPOSITION	Brazil	PI 0114042	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Mexico	PA/A/2003/001959	2001/9/4	231553	2005/10/24
AR-3	ANTI-CONSTIPATION COMPOSITION	India	00460/CHENP/2003	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Israel	154534	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Russia	2003109622	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Czech	PV2003-787	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Hungary	P0302422	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	Norway	20030996	2001/9/4
AR-3	ANTI-CONSTIPATION COMPOSITION	EPC	01961333.0	2001/9/4
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	U.S.A.	10/135397	2002/5/1	6982283	2006/1/3
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	ARGENTINA	P020101560	2002/4/29
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	TAIWAN	91108513	2002/4/25
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	JAPAN	2002-586947	2002/4/26

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	China	02813389.7	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Korea	2003-7014221	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Australia	2002251554	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	New Zealand	529187	2002/4/26	529187	2006/2/9
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Canada	2444103	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Brazil	PI 0209327	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Mexico	PA/A/2003/010019	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	Norway	20034864	2002/4/26
AR-7	COMPOSITION FOR TREATING DRUG-INDUCED CONSTIPATION	EPC	02720623.4	2002/4/26
AR-10	METHOD AND COMPOSITION FOR TREATMENT OF OCULAR HYPERTENSION AND GLUCOMA	U.S.A.	10/485370	2002/7/30
AR-10	METHOD AND COMPOSITION FOR TREATMENT OF OCULAR HYPERTENSION AND GLUCOMA	JAPAN	2003-516529	2002/7/30
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	U.S.A.	10/298062	2002/11/18
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	ARGENTINA	P020104435	2002/11/19
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	TAIWAN	91133604	2002/11/18
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	JAPAN	2003-545320	2002/11/19

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	Canada	2466906	2002/11/19
AR-14	PHARMACEUTICAL COMPOSITION COMPRISING A ClC-2 CHANNEL OPENER	EPC	02781814.5	2002/11/19
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	U.S.A.	10/293516	2002/11/14
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	ARGENTINA	P020104349	2002/11/13
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	TAIWAN	91133227	2002/11/13
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	JAPAN	2003-543603	2002/11/14
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	Canada	2464420	2002/11/14
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	Brazil	PI 0214075	2002/11/14
AR-15	PROSTAGLANDIN ANALOGS FOR TREATING CONSTIPATION	EPC	02780083.8	2002/11/14
AR-18	CATHARTIC COMPOSITION	U.S.A.	10/147980	2002/5/20	6956056	2005/10/18
AR-18	CATHARTIC COMPOSITION	U.S.A. DIV	11/190842	2005/7/28
AR-18	CATHARTIC COMPOSITION	ARGENTINA	P020101832	2002/5/17
AR-18	CATHARTIC COMPOSITION	TAIWAN	91110333	2002/5/17
AR-18	CATHARTIC COMPOSITION	JAPAN	2002-590991	2002/5/17
AR-18	CATHARTIC COMPOSITION	China	02810184.7	2002/5/17

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-18	CATHARTIC COMPOSITION	Korea	2003-7014860	2002/5/17
AR-18	CATHARTIC COMPOSITION	Australia	2002307725	2002/5/17
AR-18	CATHARTIC COMPOSITION	New Zealand	529406	2002/5/17	529406	2006/1/12
AR-18	CATHARTIC COMPOSITION	Canada	2445651	2002/5/17
AR-18	CATHARTIC COMPOSITION	Brazil	PI 0209863-6	2002/5/17
AR-18	CATHARTIC COMPOSITION	Mexico	PA/A/2003/010510	2002/5/17
AR-18	CATHARTIC COMPOSITION	EPC	02771715.6	2002/5/17
AR-20	CHLORIDE CHANNEL OPENER	U.S.A.	10/231341	2002/8/30	7064148	2006/6/20
AR-20	CHLORIDE CHANNEL OPENER	U.S.A. DIV	11/333511	2006/1/18
AR-20	CHLORIDE CHANNEL OPENER	ARGENTINA	P020103284	2002/8/30
AR-20	CHLORIDE CHANNEL OPENER	TAIWAN	91119830	2002/8/30
AR-20	CHLORIDE CHANNEL OPENER	JAPAN	2003-533944	2002/8/29
AR-20	CHLORIDE CHANNEL OPENER	Canada	2458471	2002/8/29
AR-20	CHLORIDE CHANNEL OPENER	Brazil	PI 0212233	2002/8/29
AR-20	CHLORIDE CHANNEL OPENER	Mexico	PA/A/2004/002006	2002/8/29

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-20	CHLORIDE CHANNEL OPENER	Australia	2002330747	2002/8/29
AR-20	CHLORIDE CHANNEL OPENER	New Zealand	531503	2002/8/29	531503	2006/5/11
AR-20	CHLORIDE CHANNEL OPENER	EPC	02767866.3	2002/8/29
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	U.S.A.	10/531874	2003/10/22
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	JAPAN	2004-546433	2003/10/22
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	Canada	2502439	2003/10/22
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	Australia	2003274735	2003/10/22
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	New Zealand	539582	2003/10/22
AR-21	METHOD AND COMPOSITION FOR TREATING OBESITY	EPC	03758747.4	2003/10/22
AR-29	ENTERIC COATED COMPOSITION	U.S.A.		2004/7/5
AR-29	ENTERIC COATED COMPOSITION	JAPAN	2006-516862	2004/7/5
AR-29	ENTERIC COATED COMPOSITION	EPC	0477747335.0	2004/7/5
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	U.S.A.	10/745689	2003/12/29
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	TAIWAN	92136988	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	ARGENTINA	P030104848	2003/12/29

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	JAPAN	2004-564537	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Canada	2510051	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Brazil	PI 0317740-8	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Mexico	PA/A/2005/006981	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	China	200380109901.4	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Korea	2005-7012162	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Australia	2003292556	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	New Zealand	541110	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	Norway	20053623	2003/12/26
AR-32	METHOD FOR TREATING ABDOMINAL DISCOMFORT	EPC	03768289.5	2003/12/26
AR-42	METHOD AND COMPOSITION FOR TREATING CENTRAL NERVOUS SYSTEM DISORDERS	U.S.A.	11/339495	2006/1/26
AR-42	METHOD AND COMPOSITION FOR TREATING CENTRAL NERVOUS SYSTEM DISORDERS	TAIWAN	95103028	2006/1/26
AR-42	METHOD AND COMPOSITION FOR TREATING CENTRAL NERVOUS SYSTEM DISORDERS	ARGENTINA	P060100290	2006/1/26
AR-42	METHOD AND COMPOSITION FOR TREATING CENTRAL NERVOUS SYSTEM DISORDERS	PCT	PCT/JP2006/301704	2006/1/26
AR-43	METHOD FOR TREATING PERIPHERAL VASCULAR DISEASES	U.S.A.		2006/3/3

FILE
No.	Title	Country	Application No.	Filing Date	Patent No.	Issue Date	EP Designated Country
AR-43	METHOD FOR TREATING PERIPHERAL VASCULAR DISEASES	TAIWAN	95107144	2006/3/3
AR-43	METHOD FOR TREATING PERIPHERAL VASCULAR DISEASES	ARGENTINA	P060100815	2006/3/3
AR-43	METHOD FOR TREATING PERIPHERAL VASCULAR DISEASES	PCT	PCT/JP2006/304667	2006/3/3
AR-46	PHARMACEUTICAL COMBINATION AND METHOD FOR TREATING GASTROINTESTINAL DISORDERS USING THEREOF	U.S.A.	11/401382	2006/4/11
AR-46	PHARMACEUTICAL COMBINATION AND METHOD FOR TREATING GASTROINTESTINAL DISORDERS USING THEREOF	PCT	PCT/JP2006/308001	2006/4/11
AR-48	METHOD FOR TREATING GASTROINTESTINAL DISORDER	U.S.A.	11/216012	2005/9/1
AR-48	METHOD FOR TREATING GASTROINTESTINAL DISORDER	TAIWAN	94129818	2005/8/31
AR-48	METHOD FOR TREATING GASTROINTESTINAL DISORDER	ARGENTINA	P050103687	2005/9/2
AR-48	METHOD FOR TREATING GASTROINTESTINAL DISORDER	PCT	PCT/JP05/016464	2005/9/1
AR-50	METHOD FOR TREATING GASTROINTESTINAL MUCOSAL DISORDERS	U.S.A.	11/384491	2006/3/21
AR-50	METHOD FOR TREATING GASTROINTESTINAL MUCOSAL DISORDERS	PCT	PCT/JP2006/306380	2006/3/22
AR-51	METHOD FOR TREATING CHRONIC OBSTRUCTIVE PULMONARY DISEASE	U.S.A. (Pro.)		2006/2/28
1100	15-KETO-17-HALO-PROSTAGLANDIN E SERIES	JAPAN	2-186285	1990/7/13	2081229	1996/8/9

Exhibit B
Declaration of Licensed Rights

(Übersetzung der englischen Originalversion)

Declaration			Lizenzerklärung

by			von

Sucampo AG, Graben 5, CH-6300 Zug (“SAG”)			Sucampo AG, Graben 5, CH-6300 Zug (“SAG”)

concerning			betreffend

Grant of Licensed Rights			Erteilung von Lizenzen

1.	On the basis of the Amended and Restated Patent Access Agreement dated June 30, 2006, (the "Agreement”) SAG herewith declares to have granted to each of;		1.	Basierend auf der revidierten Patentzugangs Vereinbarung vom 30.Juni 2006 (Amended and Restated Patent Access Agreement) (“Vereinbarung”) erklärt SAG hiermit, der

	•	Sucampo Pharmaceuticals Incorporation, 4733 Bethesda Avenue, Suite 450, Bethesda, Maryland 20814, USA (“SPI”) in the territory defined in Annex 1a);	• Sucampo Pharmaceuticals Incorporation, 4733 Bethesda Avenue, Suite 450, Bethesda, Maryland 20814, USA (“SPI”) für das in Anlage 1a) definierte Territorium,

	•	Sucampo Pharma Limited, 2-2-16 Sonezakishinchi, Kita-Ku, Osaka, Japan 530-0002 (“SPL”) in the territory defined in Annex 1b), and	• Sucampo Pharma Limited, 2-2-16 Sonezakishinchi, Kita-Ku, Osaka, Japan 530-0002 (“SPL”) für das in Anlage 1b) definierte Territorium, und der

	•	Sucampo Pharma Europe Limited, 78 Cannon Street, London, EC4N6NQ, UK (“SPE”) in the territory defined in Annex 1c),	• Sucampo Pharma Europe Limited, 78 Cannon Street, London, EC4N6NQ, UK (“SPE”) für das in Anlage 1c) definierte Territorium,

	an exclusive license to develop, import, use, make, have made, export, offer for sale and sell licensed products (“Licensed Products”) throughout their allocated territories.			je bezogen auf das ihr zugeteilte Territorium eine exklusive Lizenz für die Entwicklung, die Einfuhr, die Verwendung, die Herstellung, das Herstellenlassen, die Ausfuhr, das Angebot zum Verkauf und den Verkauf von lizenzierten Produkten (“Lizenzierte Produkte”) eingeräumt zu haben.

2.	License Products pursuant to Section 1 shall mean any product for applications as human or veterinary pharmaceuticals covered by:		2.	Als Lizenzierte Produkte im Sinne von Ziffer 1 gelten alle Produkte für die Anwendung als human- oder veterinärmedizinische, und die erfasst sind von:

	a)	any patent or patent application owned by SAG as of the date of this Declaration, including, without limitation, the patents and patent applications listed in Annex 2, which relate to the prostone compound;		a)	sämtlichen Patenten oder Patentanmeldungen, die im Zeitpunkt dieser Lizenzerklärung im Eigentum der SAG stehen, darin insbesondere eingeschlossen die Patente und Patentanmeldungen gemäss Anlage 2, die sich auf die Substanz “Prostone” beziehen;

	b)	any license right SAG has acquired (with right of sublicense) as of the date of this Declaration which relate to the prostone compound;		b)	sämtlichen Lizenzrechten (inkl. Rechte zur Unterlizenzierung), die SAG bis zum Datum dieser Lizenzerklärung erworben hat und die sich auf die Substanz “Prostone" beziehen;

	c)	any future patent or patent application derived from inventions that are acquired, made, created, developed, conceived or reduced to practice by SAG and which are relating to the prostone compound and/or the patents and patent applications as referred to in Sections 2a) und 2b) hereof;		c)	sämtlichen zukünftigen Patenten oder Patentanmeldungen aus Erfindungen, die durch SAG erworben, gemacht, entwickelt, weiterentwickelt, erdacht oder in die Praxis umgesetzt werden, und die sich auf die Substanz “Prostone” und/oder die in Ziffern 2a) und 2b) genannten Patente, Patentanmeldungen oder Lizenzrechte beziehen, und

2

	d)	any technical information, data, trade secrets and know-how acquired, made, created, developed, conceived or reduced to practice by SAG which relate to the patents, patent applications, or licensed rights referred to in Sections 2a), 2b) and 2c) hereof.		d)	sämtlichen technischen Informationen, Daten, Geschäftsgeheimnissen und Erfahrungswissen (Know-how), die durch SAG erworben, gemacht, entwickelt, weiterentwickelt, erdacht oder in die Praxis umgesetzt werden, und die sich auf die in den Ziffern 2a), 2b) und 2c) genannten Patente, Patentanmeldungen und Lizenzrechte beziehen.

3.	The exclusive rights granted in Sections 1 and 2 comprise the right to grant sublicenses, for each of SPI, SPL, and SPE within their allocated territories.		3.	Die hiervor unter den Ziffern 1 und 2 eingeräumten Exklusivrechte umfassen auch das Recht der SPI, SPL und SPE, innerhalb des ihnen jeweils zugeteilten Territoriums Unterlizenzen zu erteilen.

4.	SAG agreed with SPI, SPL, and SPE that, in the event of bankruptcy by SAG, to the extent possible under the applicable law, the exclusive rights in accordance with Sections 1 to 3 and the reciprocal obligations of SPI, SPL, and SPE to make royalty and milestone payments shall remain in full force and effect and shall be binding on the administrator and SAG’s estate and shall vest in any assignee or successor in interest of SAG and its business or of SAG’s rights and obligations under the Agreement. For the purpose of this Declaration, bankruptcy means, with respect to SAG, a bankruptcy, a composition or any other enforcement action in accordance with the Swiss Federal Code on Debt Collection and Bankruptcy of April 11, 1889, as amended from time to time.		4.	SAG hat mit SPI, SPL und SPE verbindlich vereinbart, dass die in den Ziffern 1 - 3 beschriebenen Rechte auch im Konkursfall der SAG uneingeschränkt weiter bestehen sollen. Die diesbezüglichen Verpflichtungen und Rechte von SAG bzw. ihren Exklusivlizenznehmerinnen SPI, SPL und SPE sollen im Konkursfall uneingeschränkt auf die Konkursmasse der SAG und/oder auf jeden Abtretungsgläubiger und/oder Rechtsnachfolger von SAG übergehen. Als Konkursfall im Sinne dieser Lizenzerklärung gelten ein Konkurs, Nachlass oder jedes andere gegen SAG gerichtete Vollstreckungsverfahren gemäss den Bestimmungen des schweizerischen Bundesgesetzes vom 11. April 1889 über Schuldbetreibung und Konkurs (SchKG).

5.	In the event that any patent or patent application referred to in Sections 1 to 3 will be realized in SAG’s bankruptcy, irrespective of whether by a public		5.	SAG hat SPI, SPL und SPE für die gewerblichen Schutzrechte, die die Basis der in den Ziffern 1 - 3 jeweils zugeteilten Rechte bilden, ein

3

	auction or by private sale, each of SPI, SPL, and SPE shall have a pre-emption right to acquire such patent or patent application for its respective Territory and on such terms and conditions, including the purchase price, as may be offered by any third party bidder.		Vorkaufsrecht bezogen auf die jeweils zugeteilten Territorien eingeräumt. Falls im Konkursfall ein lizenziertes Patent oder eine Patentanmeldung verwertet wird, unabhängig davon, ob durch eine öffentliche Auktion oder durch freihändigen Verkauf, ist SPI, SPL und/oder SPE dieses Vorkaufsrecht einzuräumen, und zwar zu den gleichen Bedingungen (einschliesslich Kaufpreis), die ein Dritter zu erfüllen bereit ist.

6.	This Declaration forms an integral part of the Agreement and shall not constitute any rights or obligations other than provided in the Agreement. In the case of a discrepancy between any provision of this Declaration and any provision of the Agreement, the provisions of the Agreement shall prevail.	6.	Diese Lizenzerklärung bildet einen integrierenden Bestandteil der Vereinbarung und soll keine Rechte oder Pflichten begründen, die nicht auch in der Vereinbarung vorgesehenen sind. Bei Abweichungen oder Widersprüchen der Bestimmungen dieser Lizenzerklärung von Bestimmungen der Vereinbarung, gehen die Bestimmungen der Vereinbarung vor.

7.	Annexes 1 and 2 to this Declaration form an integral part of this Declaration.	7.	Die Anlagen 1 und 2 zu dieser Lizenzerklärung bilden integrierende Bestandteile dieser Lizenzerklärung.

8.	In the case of a discrepancy between the German version and the English version of this Declaration, the English version shall prevail.	8.	Bei Divergenzen zwischen der deutschen Fassung dieser Lizenzerklärung und der englischen Fassung geht die englische Fassung vor.

4

9.	SAG hereby authorizes SPI to file this Declaration with the Swiss Federal Institute of Intellectual Property to have this Declaration registered and/or recorded in the Swiss patent register.	9.	SAG bevollmächtigt SPI hiermit, diese Lizenzerklärung beim Eidgenössischen Institut für Geistiges Eigentum einzureichen, damit sie im schweizerischen Patentregister eingetragen und/oder registriert wird.

	In addition, SAG hereby authorizes each of SPI, SPL, and SPE to file this Declaration with any national patent office within their allocated territories (according to Annex 1) to have this Declaration registered and/or recorded in the respective patent register.		Zudem bevollmächtigt SAG die SPI, die SPL sowie die SPE, diese Lizenzerklärung bei jedem nationalen Patentamt in dem ihnen jeweils zugeteilten Territorium (gemäss Anlage 1) einzureichen, damit diese Lizenzerklärung im entsprechenden Patentregister eingetragen und/oder registriert wird.

Place and Date: Zurich July 4, 2006	Ort und Datum: Zûrich, 4. Juli 2006

Sucampo AG:	Sucampo AG:

/s/ Urs Burgherr

Urs Burgherr

5

ANNEX 1	ANLAGE 1
Territories allocated to SPE, SPI, and SPL	An SPE, SPI und SPL zugeteilte Territorien

Annex 1a): Territory of SPI	Anlage 1a): Territorium von SPI

All of the countries located in North, Central and South America, including the Caribbean, and their territories and possessions, and including for avoidance of doubt the United States of America and all of its territories and possessions, including but not limited to Puerto Rico, and any other location where the FDA has jurisdiction over pharmaceutical products intended for human use.
Alle Länder in Nord-, Zentral- und Südamerika, einschliesslich der Karibik, und ihre Territorien und Besitztümer, und zur Vermeidung von Missverständnissen einschliesslich der Vereinigten Staaten von Amerika und aller ihrer Territorien und Besitztümer, und insbesondere einschliesslich Puerto Rico, und aller anderer Orte, in welchen die US-FDA (U.S. Food and Drug Administration) zuständig für Humanpharmazeutika ist.

Annex 1b): Territory of SPL	Anlage 1b): Territorium von SPL

The following countries located in Asia:	Die folgenden asiatischen Länder:
Australia; Bhutan; Brunei; Cambodia; China (including Hong Kong); India; Indonesia ; Japan; Korea; Laos; Malaysia; Mongolia; Myanmar; Nepal; New Zealand; Pakistan; Philippines; Singapore; Sri Lanka; Taiwan; Thailand; and Viet Nam.
Australien; Bhutan; Brunei; Kambodscha; China (inklusive Hong Kong); Indien; Indonesien; Japan; Korea; Laos; Malaysia; Mongolei; Myanmar; Nepal; Neuseeland; Pakistan; Philippinen; Singapur; Sri Lanka; Taiwan; Thailand und Vietnam.

Annex 1c): Territory of SPE	Anlage 1c): Territorium von SPE

All the remaining countries in the world (including, without limitation Switzerland)	Alle übrigen Länder der Erde insbesondere auch die Schweiz.

6

Annex 2	Anlage 2
Patents or Patent Applications owned by SAG	Im Eigentum der SAG stehende Patente oder Patentanmeldungen

7

Schedule 3.1
Pre-Paid Milestone Payments

Date of		Payment
Payment	Description of Milestone	Amount
SPI
1/3/2001	Payment for Initiation of Phase II Clinical Trial — 8811 Compound	250,000
1/3/2001	Payment for 2711 Compound	150,000
1/3/2001	Payment for 10-110 Compound	150,000
1/3/2001	Payment for Initiation of Phase II Clinical Trial — 0211 Compound	250,000

9/17/2001	Payment for 015 Compound	100,000
9/17/2001	Payment for 016 Compound	100,000
9/17/2001	Payment for Rescula Combination	100,000

12/21/2004	5% of Upfront $20M Payment for 0211 Compound	1,000,000
4/20/2005	5% of $10M Payment for CIC NDA Filing for 0211 Compound	500,000
5/24/2005	5% of $20M Payment for Initiation of c-IBS for 0211 Compound	1,000,000
3/10/2006	Payment for First NDA Approval of 0211 Compound	250,000
3/10/2006	5% of $20M Payment for CIC NDA Approval for 0211 Compound	1,000,000

6/30/2005	Option Payment for 017 Compound	400,000

3/24/2006	Upfront Payment for 017 Compound	1,100,000

SPE
None

SPL
4/1/2004	Payment for 015 Compound	250,000